PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY



HOME OFFICE:                                           PHOENIX VARIABLE PRODUCTS
One American Row                                       MAIL OPERATIONS ("VPMO"):
Hartford, Connecticut                                                PO Box 8027
                                                           Boston, MA 02266-8027


                         VARIABLE LIFE INSURANCE POLICY

                                   PROSPECTUS



                                  May 1, 1998

                        As Supplemented November 2, 1998

    This Prospectus describes a Variable Life Insurance Policy (the "Policy"), offered by Phoenix Home Life Mutual Insurance Company ("Phoenix"). An applicant chooses the amount of Issue Premium desired and, within a range, the Target Face Amount. Under limited circumstances, the Policyowner may choose to pay additional premiums. Because the Policyowner may pay additional premiums only under certain limited circumstances, Policy loans, surrenders or decreases in death benefits may have certain tax consequences. UNDER MOST CIRCUMSTANCES, THE POLICY WILL BE CONSIDERED TO BE A MODIFIED ENDOWMENT CONTRACT; ACCORDINGLY, LOANS AND FULL AND PARTIAL SURRENDERS RECEIVED UNDER THE POLICY MAY BE SUBJECT TO TAX AND/OR PENALTIES WITH RESPECT TO INCOME EARNED IN EXCESS OF PREMIUMS PAID. SEE "FEDERAL TAX CONSIDERATIONS." Generally, the minimum Issue Premium Phoenix will accept is $10,000. Phoenix may, in some cases, accept less than that amount.


    The Issue Premium is allocated to one or more of the Subaccounts of the Phoenix Home Life Variable Universal Life Account (the "VUL Account") or to the Guaranteed Interest Account ("GIA"), as specified in the applicant's application for insurance. Each Subaccount of the VUL Account invests in a corresponding series of The Phoenix Edge Series Fund, Wanger Advisors Trust or Templeton Variable Products Series Fund (each the "Fund" or collectively, the "Funds"). For certain Policyowners, the Issue Premium is first allocated to the Money Market Subaccount before being allocated according to the instructions in the application.


    There is no guaranteed minimum Cash Value for a Policy except for that portion of Cash Value invested in the GIA, which has a 4% minimum interest rate guarantee. The Cash Value of a Policy not invested in the GIA will vary to reflect the investment experience of the Subaccounts to which premiums have been allocated. A Policyowner bears the investment risk for all amounts so allocated. The Policy will remain in effect so long as the Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

    During the first Policy Month, the death benefit under the Policy equals the Target Face Amount designated by the applicant. Thereafter, the death benefit may vary up or down based upon Cash Value and other factors.

    A Policyowner may cancel the Policy within 10 days (or longer in some states) after the Policyowner receives it, or 10 days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.


    It may not be advantageous to purchase a Policy as a replacement for an existing life insurance policy or annuity contract. You should recognize that a policy that has been in existence for a period of time might have certain advantages to you over a new policy. On the other hand, the proposed Policy may offer new features which are more important to you.

    It is in your best interest to have adequate information before a decision to replace your present life insurance coverage becomes final so that you may understand the basic features of both the proposed Policy and your existing coverage.

    If you are replacing an annuity contract, it is important for you to understand the fundamental differences between annuities and life insurance and how they are treated differently under the tax laws.

    In all cases it is important to know if the replacement will result in current tax liability.

    This Prospectus is valid only if accompanied by or preceded by current prospectuses for the Funds. This Prospectus and the prospectuses for the Funds should be read and retained for future reference.

    THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION OR CREDIT UNION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER AGENCY. INVESTMENTS IN THE POLICIES ARE SUBJECT TO INVESTMENT RISK INCLUDING THE FLUCTUATION OF POLICY VALUES AND THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


Heading                                                    Page
---------------------------------------------------------------
VARIABLE LIFE INSURANCE POLICY............................   1
TABLE OF CONTENTS.........................................   2
SPECIAL TERMS.............................................   3
SUMMARY ..................................................   4
PERFORMANCE HISTORY.......................................   5
PHOENIX AND THE VUL ACCOUNT...............................   7
 Phoenix..................................................   7
 The VUL Account .........................................   7
 The GIA .................................................   7
THE POLICY ...............................................   8
 Introduction ............................................   8
 Eligible Purchasers .....................................   8
 Premium Payment .........................................   8
 Allocation of Issue Premium..............................   8
 Right to Cancel Period...................................   8
 Temporary Insurance Coverage.............................   9
 Transfer of Policy Value.................................   9
 Determination of Subaccount Values.......................  10
 Death Benefit............................................  10
 Surrenders...............................................  11
 Policy Loans.............................................  12
 Lapse....................................................  12

INVESTMENTS OF THE VUL ACCOUNT............................  12
 Participating Investment Funds...........................  12
 Investment Advisers......................................  14
 Services of the Advisers.................................  14
 Reinvestment and Redemption..............................  14
 Substitution of Investments..............................  15
CHARGES AND DEDUCTIONS....................................  15
 Monthly Deduction........................................  15
 Cost of Insurance........................................  16
 Mortality and Expense Risk Charge........................  16
 Investment Management Charge.............................  16
 Other Charges............................................  16
GENERAL PROVISIONS........................................  16
 Postponement of Payments.................................  16
 The Contract.............................................  16
 Suicide..................................................  16
 Incontestability.........................................  17
 Change of Owner or Beneficiary...........................  17
 Assignment...............................................  17
 Misstatement of Age or Sex...............................  17
 Surplus..................................................  17
PAYMENT OF PROCEEDS.......................................  17
 Surrender and Death Benefit Proceeds.....................  17
 Payment Options..........................................  17
FEDERAL TAX CONSIDERATIONS................................  18
 Introduction.............................................  18
 Phoenix's Tax Status.....................................  18
 Policy Benefits..........................................  18
 Business-Owned Policies..................................  19
 Penalty Tax..............................................  19
 Material Change Rules....................................  19

 Serial Purchase of Modified Endowment Contracts..........  19
 Limitations on Unreasonable Mortality and
      Expense Charges.....................................  19
 Qualified Plans..........................................  19
 Diversification Standards................................  19

 Change of Ownership or Insured or Assignment.............  20
 Other Taxes..............................................  20
VOTING RIGHTS.............................................  20
 The Funds................................................  20
 Phoenix..................................................  20
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX...........  21
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS...................  22
SALES OF POLICIES ........................................  22
STATE REGULATION .........................................  22
REPORTS ..................................................  22
LEGAL PROCEEDINGS ........................................  22
LEGAL MATTERS ............................................  22
REGISTRATION STATEMENT ...................................  22
YEAR 2000 ISSUE ..........................................  22
FINANCIAL STATEMENTS .....................................  23
APPENDIX A ...............................................  68
APPENDIX B................................................  69


                            ------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                            ------------------------

The Policy is not available in all States.

SPECIAL TERMS
--------------------------------------------------------------------------------
As used in this Prospectus, the following terms have the indicated meanings:

ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE): The amount set forth on the Schedule Pages of a Policy. It equals the aggregate of the sales load, issue administration charge and premium taxes assessed under the Policy. The Acquisition Expense (also referred to as Acquisition Expense Allowance) is deducted from the Issue Premium and recredited to Policy Value. A pro rata portion of the Acquisition Expense is deducted from Policy Value monthly during the first 10 Policy Years. Upon Policy lapse or full surrender, any unpaid Acquisition Expense is paid.

ADDITIONAL NET PREMIUM: Additional premium reduced by the Premium Tax Charge and, for additional premiums received during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH VALUE: The Policy Value less the balance of any unpaid Acquisition Expense Allowance.

DEATH BENEFIT ADJUSTMENT RATES: Rates used to calculate the variable death benefit under a Policy as set forth in a table in the Schedule Pages of the Policy.


FUND(S): The Phoenix Edge Series Fund, Wanger Advisors Trust and Templeton Variable Products Series Fund.


GENERAL ACCOUNT: The general asset account of Phoenix.

GIA: An allocation option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, in the sole discretion of Phoenix.

IN FORCE: Condition under which the coverage under a Policy is in effect and the Insured's life remains insured.

INSURED: The person upon whose life the Policy is issued.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with the issue of the Policy.

LOAN ACCOUNT: An account within the General Account to which amounts are transferred for Policy loans.

MATURITY DATE: The anniversary of the Policy nearest the Insured's 95th birthday, if the Insured is living.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

PAYMENT DATE: The Valuation Date on which a premium payment or loan repayment is received at VPMO unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX: Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy.

POLICY MONTH: The period from one Monthly Calculation Day up to but not including the next Monthly Calculation Day.

POLICYOWNER (OWNER): The Owner of a Policy.

POLICY VALUE: The sum of a Policy's share in the value of each Subaccount plus the Policy's share in the values of the GIA and the Loan Account.

POLICY YEAR: The first Policy Year is the one-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the one-year period from the Policy Anniversary up to but not including the next Policy Anniversary.

PROPORTIONATE: Amounts allocated to Subaccounts on a proportionate basis are allocated by increasing (or decreasing) a Policy's share in the value of the affected Subaccounts so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the Fund.

SUBACCOUNTS: Accounts within Phoenix's VUL Account to which nonloaned assets under a Policy are allocated.

SURRENDER VALUE: The Cash Value less any indebtedness under the Policy.

TARGET FACE AMOUNT: The Target Face Amount as shown in the Schedule Pages of a Policy or as later changed in accordance with the Partial Surrender Provision of a Policy.

UNIT: A standard of measurement used in determining the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which the net asset value of the Fund is determined.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: The Variable Products Mail Operation Division of Phoenix that receives and processes incoming mail for Variable Products
Operations.

VULA: Variable and Universal Life Administration Division of Phoenix.

SUMMARY
--------------------------------------------------------------------------------
1. WHAT IS THE DIFFERENCE BETWEEN THE POLICY AND A CONVENTIONAL FIXED BENEFIT LIFE INSURANCE POLICY?
    Like conventional fixed benefit life insurance, so long as the Policy remains In Force, the Policy will provide for: (1) the payment of a death benefit to a Beneficiary upon the Insured's death; (2) the accumulation of Cash Value; and (3) surrender rights and Policy loan privileges.

    The Policy differs from conventional fixed-benefit life insurance by allowing Policyowners to allocate premiums to one or more Subaccounts of the VUL Account or to the GIA. Each Subaccount invests in a designated portfolio of the available Funds. Also, under the Policy, the amount and duration of the life insurance coverage and its Policy Value are not guaranteed and may increase or decrease depending upon the investment experience of the Subaccounts of the VUL Account. Accordingly, the Policyowner bears the investment risk of any depreciation in value of the underlying assets but reaps the benefits of any appreciation in value. See "Policy Value."

    In addition, unlike conventional fixed benefit life insurance, a Policyowner has the flexibility, under certain limited circumstances, to make additional premium payments and to thereby adjust the variable death benefit. Thus, unlike conventional fixed benefit life insurance, the Policy does not require a Policyowner to adhere to a fixed premium payment schedule. Moreover, after the payment of the Issue Premium, the failure to make additional premium payments will not in itself cause the Policy to lapse. Conversely, the payment of additional premiums will not guarantee that the Policy will remain In Force. Lapse will occur when the Surrender Value is insufficient to pay certain charges deducted on the Monthly Calculation Day, and a grace period expires without payment of the additional amount required. See "Lapse."

2.  IS THERE A GUARANTEED OPTION?
    Yes. A Policyowner may elect to have premium payments allocated to the GIA. Amounts allocated to the GIA earn a fixed rate of interest and Phoenix also may, in its sole discretion, credit excess interest. See Appendix A.

3.  WHAT IS THE DEATH BENEFIT UNDER THE POLICY?
    The Policy provides for the payment of benefits upon the death of the Insured. Upon application for a Policy, an applicant designates, within limits set by Phoenix, an Issue Premium and amount of the initial Target Face Amount. During the first Policy Month, the death benefit under the Policy equals the Target Face Amount. Thereafter, the death benefit is equal to a variable death benefit.

    The variable death benefit in any Policy Month is equal to the Death Benefit Adjustment Rate for that month, multiplied by the Policy's Cash Value on the Monthly Calculation Day during that Policy Month (determined without regard to the monthly deduction on that day). The Death Benefit Adjustment Rates are set forth in the Schedule Pages of the Policy.

    A Minimum Face Amount Rider is optionally available to applicants. It may be obtained as part of the Policy by electing the rider in the application for the Policy. The Minimum Face Amount is the amount designated in the application for a Policy, or as later changed by any partial surrenders. The Minimum Face Amount may not exceed the Target Face Amount. For Policies that include the rider, the death benefit during the first Policy Month equals the Target Face Amount. Thereafter, the death benefit equals the variable death benefit, or the Minimum Face Amount if higher. See "Death Benefit."

4.  MAY A POLICYOWNER PAY ADDITIONAL PREMIUMS?
    Yes, if there has been a decrease in the variable death benefit, or if the Policy would otherwise lapse, and within certain other limits imposed by Phoenix. Payment of additional premiums generally will have the same effect on the Policy's variable death benefit as would an increase in Policy Value because of favorable investment performance in an amount equal to the Additional Net Premium applied to the Subaccounts. See "Premium Payment" and "Lapse."

5.  HOW LONG WILL THE POLICY REMAIN IN FORCE?
    The Policy will lapse only when the Surrender Value is insufficient to pay the monthly deduction (see "Charges and Deductions-- Monthly Deductions"), and a grace period expires without payment of the additional amount required. In this respect, the Policy differs in two important respects from a conventional life insurance policy. First, the failure to pay additional premiums will not automatically cause the Policy to lapse. Second, the payment of premiums of any pre-specified amount does not guarantee that the Policy will remain In Force until the Maturity Date.

6.  WHAT CHARGES ARE THERE IN CONNECTION WITH THE POLICY?
    MONTHLY DEDUCTION. Once each month, an amount is deducted from the Policy Value (excluding the value of the Loan Account) equal to the monthly cost of insurance charge. Additionally, each month during the first 10 Policy Years, a deduction is made equal to the monthly pro rata share of the balance of any unrepaid Acquisition Expense. The Acquisition Expense is equal to 6.5% of the Issue Premium plus the percentage necessary to cover the applicable state premium taxes. See "Charges and Deductions."

    OTHER CHARGES. A charge equal to the lesser of $25 or 2% of the partial surrender amount paid is deducted from the Policy Value for each partial surrender.

    No charges are currently made from the VUL Account or the GIA for federal or state income taxes. If Phoenix determines that such taxes may be imposed, it may make deductions from the VUL Account and the GIA to pay these taxes.

    Phoenix charges each Subaccount of the VUL Account the daily equivalent of 0.50% on an annual basis of the current value of the Subaccount's net assets for its assumption of certain mortality and expense risks incurred in connection with the Policy.

    Additional premium amounts are reduced by any applicable state premium tax based on the Policyowner's last known address on record with VULA and, for payments made during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

    In addition, certain charges are deducted from the assets of the Funds. For investment advisory services, each Series of a Fund pays the adviser a separate monthly fee calculated on the basis of its average daily net assets during the year. See "Charges and Deductions--Other Charges."

7.  IS THERE A RIGHT TO CANCEL PERIOD?
    Yes. The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, or 10 days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days of completing the application, whichever is latest.

8.  HOW ARE PREMIUMS ALLOCATED?
    If the applicant elects the Temporary Money Market Allocation Amendment in the application, Phoenix will allocate the entire Issue Premium to the Money Market Subaccount of the VUL Account. Phoenix requires this election for all applicants in certain states and for applicants in certain states who indicate on their application that they intend the Policy to replace existing insurance. At the expiration of the Right to Cancel Period for such Policyowners, the Policy Value will be allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the Policyowner's allocation instructions in the application for insurance. All other Policyowners will have their Issue Premium allocated on the Policy Date according to the instruction in the application without first having the premium placed in the Money Market Subaccount. The Policy Value may be allocated among the Subaccounts of the VUL Account or to the GIA.

9. AFTER THE INITIAL ALLOCATION, MAY I CHANGE THE ALLOCATION OF POLICY VALUE? Yes. A Policyowner may transfer amounts among the Subaccounts of the VUL
Account or the GIA. Only one transfer per Policy Year is permitted from the GIA. The amount of that transfer is limited to the higher of $1,000 or 25% of the value of the Policy in the GIA. While Phoenix reserves the right to limit the number of transfers permitted in any Policy Year, the Policyowner always will be permitted at least six transfers per Policy Year. Also, Phoenix reserves the right to set a minimum transfer amount, not to exceed $500, for each transfer. A transfer is effective as of the day appropriate Written Request for such transfer is received at VPMO. A systematic transfer program also is available. See "Transfer of Policy Value."

10. MAY THE POLICY BE SURRENDERED?
    Yes. A Policyowner may totally surrender the Policy at any time and receive the Surrender Value. Subject to certain limitations, the Policyowner also may partially surrender the Policy at any time prior to the Maturity Date. In the future, Phoenix may set a minimum surrender amount, not to exceed $500. See "Surrenders--Partial Surrenders." A partial surrender will result in a decrease in the death benefit under the Policy. See "Death Benefit." In addition, there will, in most instances, be certain tax consequences as the result of surrenders because the Policy generally will be considered to be a modified endowment contract. A Policy is a modified endowment contract if the amount of premium paid during the first seven Policy Years is more than the amount that would have been paid if the Policy had provided for paid-up benefits after the payment of seven level annual premiums. Distributions such as loans and full or partial surrenders under a modified endowment contract may be taxable income to the extent they exceed the premiums paid. If such income is distributed before the Policyowner attains age 59 1/2, a 10% penalty tax may be imposed. See "Federal Tax Considerations."

11. WHAT IS THE POLICY'S LOAN PRIVILEGE?
    During the first three Policy Years, a Policyowner may obtain Policy loans in an amount up to 75% of the Cash Value. Thereafter, loans may be obtained up to 90% of the Cash Value. The interest rate on a loan is at an effective annual rate of 8.00%, compounded daily and payable on each Policy Anniversary in arrears. The requested loan amount is transferred from the VUL Account or the GIA to a Loan Account within Phoenix's General Account and is credited with interest at an effective annual rate of 7.25% per year compounded daily. Phoenix may impose a minimum loan amount, not to exceed $500. However, any such minimum loan amount will not apply to loans, the proceeds of which are used to pay premiums on another Policy issued by Phoenix. See "The Policy--Policy Loans." The proceeds of Policy loans may be subject to federal income tax because the Policy generally will be considered to be a modified endowment contract as discussed above. See "Federal Tax Considerations."

12. WHAT OPTIONAL INSURANCE BENEFITS ARE THERE UNDER THE POLICY?
    Optional insurance benefits offered under the Policy include a Minimum Face Amount Rider. See "Minimum Face Amount Rider."

13. HOW ARE INSURANCE BENEFITS PAID?
    Surrender and death benefits under the Policy may be paid in a lump sum or under one of the payment options set forth in the Policy. See "Payment Options."


PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    From time to time, the VUL Account may include the performance history of any or all Subaccounts, in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX B "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Money Market Subaccount, as yield of the Multi-Sector Subaccount and as total return of any Subaccount. Current yield for the Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the Account level.

    Yield calculations of the Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly one Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Money Market Subaccount based on a 7-day period ending December 31, 1997.

Assumptions:
Value of hypothetical pre-existing account with
   exactly one Unit at the beginning of the period:.............       1.741679
Value of the same account (excluding capital
   changes) at the end of the 7-day period:.....................       1.742998
Calculation:
   Ending account value.........................................       1.742998
   Less beginning account value.................................       1.741679
   Net change in account value..................................       0.001320
Base period return:
   (adjusted change/beginning account value)....................       0.000758
Current yield = return x (365/7) =..............................          3.95%
Effective yield = [(1 + return)(365/7)] -1 =....................          4.03%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time or other investment companies, due to charges which will be deducted on the Account level.

    For the Multi-Sector Subaccount, quotations of yield will be based on all investment income per Unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per Unit on the last day of the period.

    When a Subaccount advertises its total return, it usually will be calculated for one year, five years and ten years or since inception if the Subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative charges.

    For those Subaccounts within the VUL Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.


  Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.


                           AVERAGE ANNUAL TOTAL RETURN
                          FOR THE PERIOD ENDED 12/31/97
                          -----------------------------

                  COMMENCE-                                        LIFE OF
SUBACCOUNT        MENT DATE    1 YEAR      5 YEARS    10 YEARS      FUND
----------        ---------    ------      -------    --------      ----
Multi-Sector...... 1/1/83       3.35%       9.04%        9.54%       9.97%
Balanced.......... 5/1/92       9.72%       9.13%         N/A        9.71%
Allocation........ 9/17/84     12.33%       9.21%       10.89%      12.06%
Growth............ 1/1/83      12.65%      14.59%       16.14%      17.40%
International..... 5/1/90       4.24%      12.97%         N/A        7.48%
Money Market......10/10/82     (2.14%)      2.60%        4.45%       5.41%
Real Estate....... 5/1/95      13.56%        N/A          N/A       23.80%
Theme............. 1/29/96      9.01%        N/A          N/A        9.84%
Asia.............. 9/17/96    (37.10%)       N/A          N/A      (30.25%)
Enhanced Index.... 7/15/97       N/A         N/A          N/A       (1.26%)*
U.S. Small Cap.... 5/1/95      20.41%        N/A          N/A       30.73%
Int'l. Small Cap.. 5/1/95      (8.32%)       N/A          N/A       19.76%


                              ANNUAL TOTAL RETURN**
                              ---------------------

            MULTI-                  ALLO-                 INTER-      MONEY
YEAR        SECTOR      BALANCED    CATION      GROWTH    NATIONAL    MARKET
----        ------      --------    ------      ------    --------    ------
1983....     5.47%         N/A      N/A         32.22%       N/A      7.79%
1984....    10.78%         N/A      (1.21%)     10.11%       N/A      9.67%
1985....    20.00%         N/A      26.69%      34.24%       N/A      7.49%
1986....    18.69%         N/A      15.10%      19.86%       N/A      5.98%
1987....     0.60%         N/A      12.16%       6.48%       N/A      5.97%
1988....     9.89%         N/A       1.83%       3.39%       N/A      6.90%
1989....     7.70%         N/A      19.27%      35.39%       N/A      8.65%
1990....     4.67%         N/A       5.22%       3.55%     (8.74%)    7.67%
1991....    18.97%         N/A      28.64%      42.00%     19.07%     5.45%
1992....     9.52%        8.44%     10.10%       9.75%    (13.26%)    3.06%
1993....    15.33%        8.06%     10.46%      19.09%     37.72%     2.35%
1994....    (5.93%)      (3.32%)    (1.89%)      0.96%     (0.44%)    3.31%
1995....    22.91%       22.72%     17.61%      30.23%      9.04%     5.16%
1996....    11.86%       10.01%      8.50%      12.02%     18.06%     4.50%
1997....    10.53%       17.35%     20.13%      20.48%     11.49%     4.66%


           REAL                      ENHANCED      U.S.      INT'L.
YEAR      ESTATE    THEME     ASIA     INDEX    SMALL CAP   SMALL CAP
----      ------    -----     ----     -----    ---------   ---------
1995....  17.42%     N/A       N/A       N/A      16.24%       34.23%
1996....  32.60%    9.89%     0.01%      N/A      46.08%       31.54%
1997....  21.45%   16.59%   (32.73%)    5.61%*    28.78%      (1.95%)


      *From inception.

      **Sales Charges have not been deducted from the Annual Total Return.

    A Subaccount's performance may be compared to that of the Consumer Price Index or various unmanaged equity or bond indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and the Europe Australia Far East Index ("EAFE"), and also may be compared to the performance of other variable life accounts as reported by services such as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA") and Morningstar, Inc., or in other various publications. Lipper and CDA are widely recognized independent rating/ranking services. A Subaccount's performance also may be compared to that of other investment or savings vehicles.

    Advertisements, sales literature and other communications may contain information about any Series' or Adviser's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time the Series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of a Series' portfolio; or compare a Series' equity or bond return figure to well-known indices of market performance, including, but not limited to the S&P 500, Dow Jones Industrial Average, First Boston High Yield Index and Solomon Brothers Corporate and Government Bond Indices.

    The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as Lipper, CDA, Weisenberger Financial Services, Inc., Morningstar, Inc. and Tillinghast. Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barron's, Business Week, Investor's Business Daily, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's, The Outlook and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the S&P 500, Dow Jones Industrial Average, EAFE, Consumer Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues on the NYSE.

    The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Funds and a comparison of that performance to a securities market index.


PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    Phoenix is a mutual life insurance company originally chartered in Connecticut in 1851 and redomiciled to New York in 1992. Its executive office is at One American Row, Hartford, Connecticut 06115 and its main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Its New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. Phoenix is the nation's 9th largest mutual life insurance company and has consolidated assets of approximately $18.5 billion. Phoenix sells insurance policies and annuity contracts through its own field force of full time agents and through brokers. Its operations are conducted in all 50 states, the District of Columbia, Canada and Puerto Rico.


THE VUL ACCOUNT
    The VUL Account is a separate account of Phoenix formed on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), as amended, and it meets the definition of a "separate account" under that Act. Such registration does not involve supervision of the management of the VUL Account or Phoenix by the Securities and Exchange Commission ("SEC").


  The VUL Account currently has 17 Subaccounts available for allocation of Policy Value. In the future, if Phoenix determines that marketing needs and investment conditions warrant, Phoenix may establish additional Subaccounts which will be made available to existing Policyowners to the extent and on a basis determined by Phoenix. Each Subaccount will invest solely in shares of the Funds allocable to one of the available Series, each having the specified investment objective set forth under "Investments of the VUL Account--Participating Investment Funds."


    Phoenix does not guarantee the investment performance of the VUL Account or any of its Subaccounts. The Policy Value depends on the investment performance of the Fund. Thus, the Policyowner bears the full investment risk for all monies invested in the VUL Account.

    The VUL Account is administered and accounted for as part of the general business of Phoenix, but the income, gains or losses of the VUL Account are credited to or charged against the assets held in the VUL Account, without regard to other income, gains or losses of any other business Phoenix may conduct. Under New York law, the assets of the VUL Account are not chargeable with liabilities arising out of any other business Phoenix may conduct. Nevertheless, all obligations arising under the Policy are general corporate obligations of Phoenix.


THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. Phoenix reserves the right to limit cumulative deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. Phoenix will credit interest daily on the amounts allocated under the Policy to the GIA. Interest on the GIA will be credited at an effective annual rate of not less than 4%.

    Biweekly, Phoenix sets the interest rate that will apply to any premium or transferred amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate as is applied to new deposits allocated to the GIA at the time that the guarantee period expired. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied. For more complete information concerning the GIA, see Appendix A.

THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
    The Policy is a variable life insurance policy. The Policy has a death benefit, Cash Surrender Value and loan privilege such as is associated with a traditional fixed benefit whole life policy. The Policy differs from a fixed benefit whole life policy, however, because the Policyowner specifies in which of several Subaccounts of the VUL Account or the GIA net premium is to be allocated. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Fund. The Policy's death benefit and Cash Value vary reflecting the investment performance of the Series to which the Policy Value has been allocated.


ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing acceptable evidence of insurability. A person can purchase a Policy to insure the life of another person provided that the Policyowner has an insurable interest in the life of the Insured and the Insured consents.


PREMIUM PAYMENT
    The minimum Issue Premium for a Policy is $10,000. After the first Policy Year, the Policyowner may pay, within certain limits, additional premiums if the variable death benefit on the first day of the Policy Year is less than the highest variable death benefit during the previous Policy Year and less than the current Target Face Amount. Additional premiums may be paid only during the first 60 days of a Policy Year.

    The maximum amount of an additional premium payment (when permitted) is the lesser of (i) A minus B or (ii) C, where:

    A   = The premium payment which would have increased the variable death benefit at the beginning of the current Policy Year to the highest variable death benefit during the previous Policy Year.

    B = The amount of any reduction in Cash Value due to partial surrenders made during the previous Policy Year.

    C = The premium payment which would have increased the variable death benefit at the beginning of the current Policy Year to the current Target Face Amount.

     Example: Assume that a male age 45, nonsmoker, pays an initial premium of $10,000 and has a Target Face Amount of $28,236. Assume also a net investment rate of return of 9% for the first Policy Year and a net investment rate of return of 0% for the second and third Policy Years. At the beginning of the third Policy Year, this Policyowner would have a variable death benefit of $28,952. This variable death benefit is less than the highest death benefit in the previous year, which would have been $29,772. However, since $28,952 is higher than the initial Target Face Amount of $28,236, this Policyowner would not be permitted to pay an additional premium.

     At the beginning of the fourth Policy Year, the Policyowner would have a variable death benefit of $27,940. This variable death benefit is less than the highest death benefit in the previous year, which would have been $28,952. This death benefit also is less than the initial Target Face Amount of $28,236 and, therefore, this Policyowner would be permitted to pay an additional premium. The premium necessary to increase the death benefit to $28,236 (the initial Target Face Amount) is $105.66 for this Policyowner. Phoenix also may agree to allow this Policyowner to pay a higher premium amount.

     The Policyowner may wish to pay this additional premium to maintain his originally targeted level of death benefit protection despite adverse market experience. In addition, some Policyowners may view depressed market values as an opportunity to buy additional Units at the depressed value in anticipation of future market improvement.

    Additional premium payments are reduced by any applicable state premium tax based on the Policyowner's last known address on record at VULA. See "Monthly Deduction--Acquisition Expense." Also, a further deduction is made from additional premiums when paid during a grace period. See "Lapse."

    The additional premiums less applicable deductions are called Additional Net Premium and are applied to Policy Value based on the then current premium allocation schedule.

    The payment of additional premiums will have an effect on the Policy's variable death benefit. See "Death Benefit--Additional Premiums and Partial
Surrenders: Effect on Death Benefit."


ALLOCATION OF ISSUE PREMIUM
    Within seven business days after the later of receipt of the Issue Premium and Phoenix's approval of a completed application for processing, Phoenix allocates the Issue Premium to the VUL Subaccounts or the GIA. Generally, the Issue Premium is directly allocated in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, Phoenix temporarily allocates the entire Issue Premium paid (along with any other premiums paid during the Right to Cancel Period) to the Money Market Subaccount of the VUL Account, and, at the expiration of the Right to Cancel Period, the Policy Value of the Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.


RIGHT TO CANCEL PERIOD
    A Policy may be returned by mailing or delivering it to Phoenix within 10 days after the Policyowner receives it; within 10 days after Phoenix mails or delivers a written notice of withdrawal right to the Policyowner; or within 45 days after the applicant signs the application for insurance, whichever occurs latest (the "Right to Cancel Period"). The returned Policy is treated as if Phoenix never issued the Policy and, except for Policies issued with a Temporary Money Market Allocation Amendment, Phoenix will return the sum of the following as of the date Phoenix receives the returned Policy:

(i) the then current Policy Value less any unpaid loans and loan interest; plus
(ii) any monthly deductions, partial surrender fees and other charges made under the Policy, including investment advisory fees, or any Fund expenses deducted. The amount returned for Policies issued with the Amendment will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    Phoenix reserves the right to disapprove an application for processing within seven days of receipt at Phoenix of the completed application for insurance, in which event Phoenix will return the premium paid. Even after approval of the application for processing, Phoenix reserves the right to decline issuance of the Policy, in which event Phoenix will refund the applicant the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Right to Cancel Period.

TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the Issue Premium, Phoenix issues a Temporary Insurance Receipt in connection with the application. Under the Temporary Insurance Receipt ("Receipt"), the insurance protection applied for (subject to the limits of liability and in accordance with the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.


TRANSFER OF POLICY VALUE
    A Policyowner may transfer all or a portion of Policy Value among Subaccounts or the GIA by Written Request or by telephone request. However, for Policies issued with the Temporary Money Market Allocation Amendment, transfers may not be made until the Right to Cancel Period expires.

    A Policyowner may request transfers among available Subaccounts or the GIA In Writing or by calling (800) 892-4885, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Unless the Policyowner elects In Writing not to authorize telephone transfers, telephone transfer orders also will be accepted on behalf of the Policyowner from his or her registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO") will employ reasonable procedures to confirm that telephone instructions are genuine. They will require address verification, identical account registrations and will record telephone instructions on tape. All telephone exchanges will be confirmed In Writing to the Policyowners. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, the Policyowner would bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer privilege may be modified or terminated at any time, and during times of extreme market volatility, it may be difficult to exercise. In such cases, the Policyowner should submit a Written Request.


  A Policyowner also may elect to transfer funds automatically among the Subaccounts or the GIA on a monthly, quarterly, semi-annual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semi-annually or $300 annually. A Policyowner must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount"), and if the value in that Subaccount or the GIA drops below the elected transfer amount, the entire remaining balance will be transferred and no more systematic transfers will be processed. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to multiple Subaccounts ("Receiving Subaccounts"). Under the Systematic Transfer Program, Policyowners may make more than one transfer per Policy Year from the GIA in approximately equal amounts over a minimum 18-month period.


    Only one Systematic Transfer Program can be active per Policy. After the completion of the program, you can call VULA at (800) 892-4885 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be executed on the basis of the respective value of each Subaccount as of the first of the month rather than on the basis of the respective values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

    Unless Phoenix agrees otherwise or the Systematic Transfer Program has been elected, a Policyowner may make only one transfer per Policy Year from the GIA. Transfers will be effectuated on the date the transfer request was received at VPMO, unless made pursuant to the Systematic Transfer Program, as noted above. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the Policy Value in the GIA at the time of transfer. THERE ARE ADDITIONAL RESTRICTIONS ON TRANSFERS FROM THE GIA AS DESCRIBED ABOVE AND IN APPENDIX A.

    Phoenix reserves the right to limit the number of transfers made during a Policy Year. However, Policyowners will be permitted at least six transfers per Policy Year. Also, Phoenix reserves the right to set a minimum transfer amount not to exceed $500. A nonsystematic transfer will take effect on the date the request is received at VPMO.

    Because excessive trading can hurt Fund performance and harm Policyowners, Phoenix reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. Phoenix will not accept batch transfer instructions from registered representatives (acting under powers of attorney for multiple Policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third party transfer service agreement.

    Phoenix reserves the right to limit the number of Subaccounts you may elect to a total of 18 at any one time and/or over the life of the Policy unless required to be less to comply with changes in federal and/or state regulation, including tax, securities and insurance law.


DETERMINATION OF SUBACCOUNT VALUES
    On each Valuation Date, the Policy's share in the value of each Subaccount is determined separately, but the valuation method used is the same for each Subaccount. A Policy's share in the value of a Subaccount on any Valuation Date equals:

    (a) The Policy's share in the value of that Subaccount as of the immediately preceding Valuation Date multiplied by the "Net Investment Factor" of that Subaccount for the current Valuation Period; plus

    (b) All amounts transferred to the Policy's share in the value of that Subaccount from another Subaccount or from the Loan Account during the current Valuation Period; plus

    (c) All Additional Net Premiums allocated to that Subaccount during the current Valuation Period; minus

    (d) All amounts transferred from the Policy's share in the value of that Subaccount to another Subaccount or to the Loan Account during the current Valuation Period; minus

    (e) Any portion of the monthly deduction allocated to the Policy's share in the value of that Subaccount during the current Valuation Period; minus

    (f) All reductions in the Policy Value allocated to the Policy's share in the value of that Subaccount due to any partial surrenders made during the current Valuation Period.

    The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

    (a) is the result of:

        (i) the asset value of the Fund shares held by that Subaccount determined as of the end of the current Valuation Period (exclusive of the net value of any transactions during the current Valuation Period); plus

        (ii) the amount of any dividend (or, if applicable, any capital gain distribution) made by the Fund on shares held by that Subaccount if the "ex-dividend" date occurs during the current Valuation Period; plus/minus

        (iii)the charge or credit for any taxes incurred by, or provided for, in that Subaccount for the current Valuation Period.

    (b) the net asset value of the Fund shares held by that Subaccount determined as of the end of the immediately preceding Valuation Period;


    (c) is a factor, equal to the sum of 0.50% on an annual basis held by that Subaccount, representing the Mortality and Expense Risk Charge deducted from that Subaccount during the Valuation Period.

    The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Policy Value may increase, decrease or remain unchanged.


DEATH BENEFIT
    GENERAL
    In the application for insurance, an applicant designates an amount as the Policy's initial Target Face Amount. During the first Policy Month, the death benefit equals this Target Face Amount. After the first Policy Month the death benefit is equal to the variable death benefit.

    During any Policy Month after the first, the variable death benefit under the Policy is equal to:

    (i) the Cash Value on the last preceding Monthly Calculation Day, multiplied by

    (ii) the applicable Death Benefit Adjustment Rate (as defined below) on the last preceding Monthly Calculation Day.

    The Death Benefit Adjustment Rates assume an interest rate ranging from 4% to 5%. The assumed interest rate used to calculate the Death Benefit Adjustment Rates under a particular Policy depends on the Policy's Initial Premium and its Target Face Amount. In the event the net investment rate of return (gross investment return net of mortality and expense risk charge and investment management fee) applied to the Policy Value exceeds the assumed interest rate used to calculate the Death Benefit Adjustment Rates, the variable death benefit under the Policy will be greater than its Target Face Amount. Conversely, if the net investment rate of return applied to the Policy Value is less than the assumed interest rate, then the variable death benefit will be less than the Target Face Amount. Finally, if the net investment rate of return applied to the Policy Value equals the assumed interest rate, then the variable death benefit will approximately equal the Target Face Amount.

    EXAMPLE: Death Benefit Adjustment Rates which assume a 4% interest rate apply to a male age 45 nonsmoker who pays an initial premium of $25,000 and has a Target Face Amount of $70,591. Five years after the Issue Date of this Policy, the following variable death benefits would apply for the specified net rates of return:

    --assuming a 5% net investment rate of return:       $75,144

    --assuming a 4% net investment rate of return:       $71,514

    --and assuming a 3% net investment rate of return:   $68,019

    EXAMPLE: A male age 45, nonsmoker, pays an initial premium of $10,000. For this initial premium, this Policyowner can choose an initial Target Face Amount ranging from $28,236 to $35,980. This range of Target Face Amount represents Death Benefit Adjustment Rates which assume interest rates ranging from 4% to 5% and a 2% state premium tax. Generally, selection of the highest Target Face Amount available for a given premium will result in the highest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges. Conversely, selection of the lower Target Face Amount available for a given premium will result in the lowest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges.

    Assuming that this Policyowner selects an initial Target Face Amount of $35,980, and that the net rate of return achieved is 5% per year, this Policyowner will have a variable death benefit of $36,826 and Cash Value of $36,826 when he reaches age 95. The variable death benefit and Cash Value are slightly larger than the initial Target Face Amount due to the fact that the Acquisition Expense is deducted and then re-credited to the Policyowner and taken out in monthly installments over the first 10 Policy Years. While a portion of this Acquisition Expense Allowance remains in the Policy Value, it also is earning a net rate of return.

    ADDITIONAL PREMIUMS AND PARTIAL SURRENDERS: EFFECT ON DEATH BENEFIT Additional premium payments are permitted under certain circumstances. See
"The Policy--Premium Payment." Such a payment does not result in an immediate increase in the variable death benefit. However, on the next Monthly Calculation Day the variable death benefit will be larger as a consequence of the larger Cash Value.

    A partial surrender decreases the Target Face Amount and the Minimum Face Amount (if provided by appropriate rider). The Target Face Amount and Minimum Face Amount are reduced by a fraction equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the Cash Value (determined without regard to the partial surrender). Moreover, the death benefit under a Policy is reduced on the next Monthly Calculation Day due to the reduced Cash Value. A partial surrender or decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

    In addition, if the Insured dies during any Policy Month in which additional premium had been paid, the death proceeds paid will equal the death benefit for that month plus the additional premium paid, minus any premium paid during a grace period necessary to keep the Policy in effect.

    MINIMUM FACE AMOUNT RIDER
    An applicant in the application for a Policy may elect to have a Minimum Face Amount Rider issued in connection with the Policy. If this Rider is elected, the applicant designates in the application an amount to be the Minimum Face Amount. The amount designated as the Minimum Face Amount cannot exceed the Policy's Target Face Amount.

    The death benefit under a Policy issued with the Minimum Face Amount Rider equals the Target Face Amount during the first Policy Month. Thereafter, the Policy's death benefit equals the higher of (i) the variable death benefit or
(ii) the Minimum Face Amount.

    Under the Minimum Face Amount Rider, when the death benefit is calculated with reference to the Minimum Face Amount, the death benefit under the Policy may be greater than it otherwise would have been had the Rider not been issued. Accordingly, when the Minimum Face Amount is used to calculate the death benefit, there is a greater "net amount at risk" under the Policy and, therefore, a larger amount is deducted from Policy Value to pay for cost of insurance than would be deducted under an identical Policy without the Rider.


SURRENDERS
    GENERAL
    At any time during the lifetime of the Insured and while the Policy is In Force, the Policyowner may partially or fully surrender the Policy by sending a written release and surrender in a form satisfactory to Phoenix to VPMO, along with the Policy if Phoenix so requires. The amount available for surrender is the Cash Value at the end of the Valuation Period during which the surrender request is received at VPMO less any indebtedness.

    Upon partial or full surrender, Phoenix generally will pay the amount surrendered to the Policyowner within seven days after Phoenix receives the Written Request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

    FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to Phoenix. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. See "Payment Options."

    PARTIAL SURRENDERS
    For a partial surrender, the amount paid plus the partial surrender fee will be deducted from the Policy Value at the end of the Valuation Period during which the request is received. The Policy Value will be reduced by the partial surrender amount paid, the partial surrender fee (see "Charges and Deductions--Other Charges"), and a portion of any unrepaid Acquisition Expense.

    The portion of any unrepaid Acquisition Expense paid in connection with a partial surrender is equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the Cash Value (determined without regard to the partial surrender). The reduction in Policy Value caused by partial surrenders is deducted from the Subaccounts of the VUL Account based on the allocation schedule for monthly deductions, unless the Policyowner directs otherwise. Cash Value is reduced to equal the resulting Policy Value less the balance of any remaining unpaid Acquisition Expense Allowance.

    Partial surrenders will decrease the Target Face Amount and the Minimum Face Amount (if provided by rider), as well as the variable death benefit. See "Death Benefit--Additional Premiums and Partial Surrenders: Effect on Death Benefit" and "Federal Tax Considerations."

    In the future, Phoenix may set a minimum partial surrender amount not to exceed $500. Also, partial surrenders will be permitted only if the death benefit under the Policy after the requested partial surrender would equal or exceed the minimum death benefit amount set by Phoenix from time to time. Furthermore, partial surrenders will not be allowed if the Surrender Value of the Policy after the requested partial surrender would equal zero or less.


POLICY LOANS
    During the first three Policy Years, the Policyowner may borrow under the Policy an amount up to 75% of the Cash Value. Thereafter, Policyowners may borrow an amount not exceeding 90% of the Cash Value. The requested loan amount is transferred to the Loan Account from the Subaccounts of the VUL Account or the GIA based on the allocation schedule for monthly deductions, unless the Policyowner requests a different allocation in the loan request. The debt under the Policy and the balance of the Loan Account is increased by the amount of the Policy loan.

    The proceeds of a Policy loan may be subject to federal income tax. See "Federal Tax Considerations."

    In the future, Phoenix may not allow Policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix Policy.

    The loan debt will bear interest at an effective annual rate of 8.00%, compounded daily and payable in arrears. The Loan Account Value is credited with interest at an effective annual rate of 7.25%, compounded daily and payable in arrears. At the end of each Policy Year, the difference between any unpaid interest on the debt and the interest earned on the Loan Account Value will be offset by a transfer from the Policyowner's Subaccount or GIA values to the value of the Policyowner's Loan Account.

    A Policy loan, whether or not repaid, has a permanent effect on the Cash Value because the investment results of the Subaccounts or the GIA will apply only to the amount remaining in the Subaccounts or the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the GIA earn more than 7.25% per annum, which is the annual interest rate for funds held in the Loan Account, Cash Value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than 7.25% per annum, Cash Value is greater than it would have been had no loan been made. A Policy loan, whether or not repaid, also has an effect on the Policy's variable death benefit due to any resulting differences in Cash Value. While the loan is outstanding, any payment on the loan will be treated as a repayment (not subject to the premium tax).

    The Policyowner may repay part or all of the debt at any time. If the value of the Loan Account on the Payment Date of the debt repayment is greater than the reduced remaining debt, then the value of the Loan Account will be reduced to equal the remaining debt. On the Payment Date, the share of Policy Value in the Subaccounts or the GIA is increased based on the allocation requested upon repayment. The amount of the increase equals the amount of reduction in value of the Loan Account. If no allocation request is made, the allocation will be based on the then current premium allocation schedule.


LAPSE
    Unlike conventional fixed benefit life insurance policies, the payment of the Issue Premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy In Force to its Maturity Date. Lapse will only occur where the Surrender Value is insufficient to cover the monthly deduction and a grace period expires without payment of the additional amount required. If the Surrender Value is insufficient to cover the monthly deduction, the Policyowner must pay, during the grace period, the amount needed to increase the Surrender Value to equal three times the required monthly deduction. See "Charges and Deductions."

    If on any Monthly Calculation Day the Surrender Value is insufficient to cover the monthly deduction, Phoenix will notify the Policyowner of the additional payment required. The Policyowner will then have a grace period of 61 days, measured from the date notice is sent to the Policyowner, to pay the additional amount. Failure to pay the additional amount within the grace period will result in lapse of the Policy. If a premium payment for the additional amount is received by Phoenix during the grace period, any Additional Net Premium will be allocated among the Subaccounts of the VUL Account or the GIA in accordance with the then current premium allocation schedule. In determining the Additional Net Premium to be applied to the Subaccounts or the GIA, Phoenix will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------


PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND

    Certain Subaccounts of the VUL Account invest in corresponding Series of The Phoenix Edge Series Fund. The Fund currently has the following Series available through the Policies:

    MONEY MARKET SERIES: The investment objective of the Money Market Series is to provide maximum current income consistent with capital preservation and liquidity. The Money Market Series invests exclusively in high quality money market instruments.

    GROWTH SERIES: The investment objective of the Growth Series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    MULTI-SECTOR FIXED INCOME ("MULTI-SECTOR") SERIES: The investment objective of the Multi-Sector Series is to seek long-term total return. The Multi-Sector Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    STRATEGIC ALLOCATION ("ALLOCATION") SERIES: The investment objective of the Allocation Series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Adviser's appraisal of investments most likely to achieve the highest total return.

    INTERNATIONAL SERIES: The investment objective of the International Series is to seek a high total return consistent with reasonable risk. The International Series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The International Series provides a means for investors to invest a portion of their assets outside the United States.

    BALANCED SERIES: The investment objective of the Balanced Series is to seek reasonable income, long-term capital growth and conservation of capital. The Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    REAL ESTATE SECURITIES ("REAL ESTATE") SERIES: The investment objective of the Real Estate Series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    STRATEGIC THEME ("THEME") SERIES: The investment objective of the Theme Series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.

    ABERDEEN NEW ASIA ("ASIA") SERIES: The investment objective of the Asia Series is to seek long-term capital appreciation. The Asia Series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    RESEARCH ENHANCED INDEX ("ENHANCED INDEX") SERIES: The investment objective of the Enhanced Index Series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The Enhanced Index Series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.

    ENGEMANN NIFTY FIFTY ("NIFTY FIFTY") SERIES: The investment objective of the Nifty Fifty Series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the Series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.


    SENECA MID-CAP GROWTH ("SENECA MID-CAP") SERIES: The investment objective of the Seneca Mid-Cap Series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.


    PHOENIX GROWTH AND INCOME ("GROWTH & INCOME") SERIES: The investment objective of the Growth & Income Series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Growth & Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX VALUE EQUITY ("VALUE") SERIES: The primary investment objective of the Value Series is long-term capital appreciation, with a secondary investment objective of current income. The Value Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.

    SCHAFER MID-CAP VALUE ("SCHAFER MID-CAP") SERIES: The primary investment objective of the Schafer Mid-Cap Series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Schafer Mid-Cap Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.


WANGER ADVISORS TRUST

    Certain Subaccounts of the VUL Account invest in corresponding Series of the Wanger Advisors Trust. The following Series are currently available through the
Policies:

    WANGER U.S. SMALL CAP ("U.S. SMALL CAP") SERIES: The investment objective of the U.S. Small Cap Series is to provide long-term growth. The U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER INTERNATIONAL SMALL CAP ("INTERNATIONAL SMALL CAP") SERIES: The investment objective of the International Small Cap Series is to provide long-term growth. The International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
    Certain Subaccounts of the VUL Account invest in corresponding Series of the Templeton Variable Products Series Fund. The following Series are currently available through the Policies:

    TEMPLETON STOCK ("STOCK") SERIES: The investment objective of the Stock Series is to provide capital growth. The Stock Series invests primarily in common stocks issued by companies, large and small, in various nations throughout the world.

    TEMPLETON ASSET ALLOCATION ("TPT ALLOCATION") SERIES: The investment objective of the TPT Allocation Series is to seek a high level of total return through a flexible investment policy. The TPT

Allocation Series invests in stocks of companies of any nation, debt securities of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world.

    TEMPLETON INTERNATIONAL ("TPT INTERNATIONAL") SERIES: The investment objective of the TPT International Series is to seek long-term capital growth through a flexible policy of investing. The TPT International Series invests in stocks and debt obligations of companies and governments outside the United States. Any income realized will be incidental. Although the Series generally invests in common stock, it also may invest in preferred stocks and certain debt securities such as convertible bonds which are rated in any category by S&P or Moody's or which are unrated by any rating agency.

    TEMPLETON DEVELOPING MARKETS ("DEVELOPING MARKETS") SERIES: The investment objective of the Developing Markets Series is to seek long-term capital appreciation. The Developing Markets Series invests primarily in equity securities of issuers in countries having developing markets.

    MUTUAL SHARES INVESTMENTS ("SHARES") SERIES: The primary investment objective of the Shares Series is to seek capital appreciation with income as a secondary objective. The Shares Series invests in domestic equity securities and domestic debt obligations.

    Each Series will be subject to market fluctuations and risks inherent in the ownership of any security and there can be no assurance that the stated investment objective of any Series will be realized.

    In addition to being sold to the VUL Account, shares of the Funds also are sold to the Phoenix Variable Accumulation Account, a separate account used by Phoenix to receive and invest premiums paid under certain variable annuity contracts issued by Phoenix. Shares of the Funds also may be sold to other separate accounts of Phoenix or its affiliates or of other insurance companies.

    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to simultaneously invest in the Fund(s). Although neither Phoenix nor the Fund(s) currently foresees any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the Funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response thereto. Material conflicts could result from, for example, (1) changes in state insurance laws,
(2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the Fund(s) or (4) differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners. Phoenix will, at its own expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISERS
    Phoenix Investment Counsel, Inc. ("PIC") is the investment adviser to all Series in The Phoenix Edge Series Fund except the Real Estate and Asia Series. Based on subadvisory agreements with the Fund, PIC delegates certain investment decisions and research functions to subadvisers for the following Series:

    Enhanced Index Series      J.P. Morgan Investment Management, Inc.

    Nifty Fifty Series         Roger Engemann & Associates, Inc. ("Engemann")

    Seneca Mid-Cap Series      Seneca Capital Management, LLC ("Seneca")

    Schafer Mid-Cap Series     Schafer Capital Management, Inc.

    The investment adviser to the Real Estate Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment adviser to the Asia Series is Phoenix-Aberdeen International Advisors LLC ("PAIA"). Pursuant to subadvisory agreements with the Fund, PAIA delegates certain investment decisions and research functions with respect to the Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect, less than wholly-owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and Aberdeen Fund Managers, Inc.

     The investment adviser to the Wanger Advisors Trust is Wanger Asset Management, L.P.

     The investment adviser for the Stock, TPT Asset Allocation and TPT International Series is Templeton Investment Counsel, Inc.

    Templeton Asset Management, Ltd. is the investment adviser for the Developing Markets Series.

    Franklin Mutual Advisers, Inc. is the investment adviser for the Shares Series.



SERVICES OF THE ADVISERS
    The Advisers continuously furnish an investment program for each Series and manage the investment and reinvestment of the assets of each Series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisers and subadvisers, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the Funds.


REINVESTMENT AND REDEMPTION
    All dividend distributions of the Funds are automatically reinvested in shares of the Funds at their net asset value on the date of distribution; all capital gains distributions of the Funds, if any, are likewise reinvested at the net asset value on the record date. Phoenix redeems Fund shares at their net asset value to the extent necessary to make payments under the Policy.


 SUBSTITUTION OF INVESTMENTS
    Phoenix reserves the right, subject to compliance with the law as currently applicable or subsequently changed, to make additions to, deletions from, or substitutions for the investments held by the VUL Account. In the future, Phoenix may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the Funds with a specified investment objective. These portfolios will be established if, and when, in the sole discretion of Phoenix, marketing needs and investment conditions warrant, and will be made available under existing Policies to the extent and on a basis to be determined by Phoenix.

    If shares of any of the portfolios of the Funds should no longer be available for investment, or if in the judgment of Phoenix's management further investment in shares of any of the portfolios should become inappropriate in view of the objectives of the Policy, then Phoenix may substitute shares of another mutual fund for shares already purchased, or to be purchased in the future, under the Policy. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the SEC, and prior notice to the Policyowner. In the event of a substitution, the Policyowner will be given the option of transferring the Policy Value of the Subaccount in which the substitution is to occur to another Subaccount.


 CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
    Charges are deducted in connection with the Policy to compensate Phoenix for: (1) incurring expenses in distributing the Policy; (2) issuing the Policy;
(3) premium taxes incurred on premiums received; (4) providing the insurance benefits set forth in the Policy; and (5) assuming certain risks in connection with the Policy. The combined amount of items (1), (2) and (3) is referred to as the Acquisition Expense (or the Acquisition Expense Allowance). The nature and amount of these charges are described more fully below.


MONTHLY DEDUCTION
    GENERAL
    A charge is deducted monthly from the Policy Value under a Policy ("monthly deduction") during the first 10 Policy Years, to repay the Acquisition Expense Allowance (as described below). A charge also is deducted monthly to compensate Phoenix for the cost of insurance. The monthly deduction is deducted on each Monthly Calculation Day. It is allocated among the Subaccounts of the VUL Account and the GIA based on the allocation schedule for monthly deductions specified by the applicant in the application for a Policy or as later changed by the Policyowner. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.

    ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE)
    The Acquisition Expense Allowance equals the sales charge, issue administration charge and premium taxes deducted from the Issue Premium and recredited by Phoenix as part of the allocation of the Issue Premium to the Policy Value on the Date of Issue. A monthly pro rata share of the allowance is repaid to Phoenix as part of the monthly deduction during the first 10 Policy Years. Any unpaid balance is fully repaid to Phoenix upon Policy lapse or full surrender.

    The Acquisition Expense Allowance consists of the following elements:

    1. SALES CHARGE. A sales charge of 5.5% of the Issue Premium paid is assessed to compensate Phoenix for distribution expenses incurred in connection with the Policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The sales charge in any Policy is not necessarily related to actual distribution expenses incurred in the year the Policy is issued.

    2. ISSUE ADMINISTRATION CHARGE. A cost-based issue administration charge of 1% of the Issue Premium paid is assessed to compensate Phoenix for underwriting and start-up expenses in connection with issuing a Policy.

    3. PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. The assessment made for each premium paid is based on the state where the Policyowner resides according to Phoenix's records at the time of the payment. The assessment represents an amount Phoenix considers necessary to pay all premium taxes imposed by such states and any subdivisions thereof. Currently, the taxes imposed by states on premiums range from 0.75% to 4% of premiums paid. Moreover, certain municipalities in Louisiana, Kentucky and South Carolina also impose taxes on premiums paid, in addition to the state taxes imposed by these states.

    By deducting these charges in monthly installments instead of deducting them all at once from the Issue Premium, more funds are available for investment during the first ten Policy Years. As a result, if the Net Investment Factor is positive, the Policyowner will enjoy greater increases in Cash Value, but if the Net Investment Factor is negative, the Policyowner will experience greater decreases in Cash Value.

    Additional premiums are not subject to an Acquisition Expense Allowance (a sales or issue administration charge). However, prior to allocation of Additional Net Premiums among the Subaccounts of the VUL Account or the GIA, additional premiums paid will be reduced by the premium tax charge and, for additional premiums paid during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

    Phoenix may reduce the sales charge or issue administration charge component of the Acquisition Expense Allowance for Policies issued under group or sponsored arrangements. Generally, sales and administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced sales or administration costs expected as a result of sales to a particular group or sponsored arrangement.

COST OF INSURANCE
    Because the cost of insurance depends upon a number of variables, this charge can vary from month to month. The cost of insurance charge is equal to the applicable cost of insurance rate divided by 1,000 multiplied by the "net amount at risk" for each Policy Month. The net amount at risk for a Policy Month is (a) the death benefit on the Monthly Calculation Day, less (b) the Cash Value on such day.

    Cost of insurance rates are based on the sex (in most states), attained age and risk class of the Insured. The actual monthly cost of insurance rates are based on Phoenix's expectations of future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table with appropriate adjustment for the Insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same insurance age, sex and risk class whose Policies have been In Force for the same length of time.

    The risk class of an Insured may affect the cost of insurance rate. Phoenix currently places Insureds into a standard risk class or risk classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke.


MORTALITY AND EXPENSE RISK CHARGE
    Phoenix will deduct a daily charge from the VUL Account at an annual rate of 0.50% of the average daily net assets of the VUL Account to compensate for certain risks assumed in connection with the Policy. This charge is not deducted from the GIA.

    The mortality risk assumed by Phoenix is that Insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, accordingly, that an aggregate amount of death benefits greater than that projected will be payable.

    The expense risk assumed is that expenses incurred in issuing the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, Phoenix may profit from this charge. Phoenix also assumes risks with respect to other contingencies including the incidence of Policy loans, which may cause Phoenix to incur greater costs than anticipated when it designed the Policies. To the extent Phoenix profits from this charge, it may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.


INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisers are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.


OTHER CHARGES
    PARTIAL SURRENDER FEE
    A fee equal to the lesser of $25 or 2% of the partial surrender amount paid is deducted from the Policy Value upon a partial surrender of the Policy. A fraction of the balance of any unpaid Acquisition Expense also is deducted from the Policy Value upon a partial surrender. The fraction is equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the Cash Value (determined without regard to the partial surrender).

    TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. Phoenix may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the VUL Account also may be made.


GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
    GENERAL
    Payment of any amount upon complete or partial surrender, Policy loan, or benefits payable at death or maturity may be postponed: (i) for up to six months from the date of the request, for any transactions dependent upon the value of the GIA; (ii) whenever the NYSE is closed other than for customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or (iii) whenever an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets. Transfers also may be postponed under these circumstances.

    PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.


THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.


SUICIDE
    If the Insured commits suicide within two years after the Policy's Date of Issue, Phoenix will pay only the Cash Value, plus the Acquisition Expense, plus any mortality and expense risk charges, monthly deductions and investment management charges, less any outstanding indebtedness.

INCONTESTABILITY
    Phoenix cannot contest this Policy or any attached rider after it has been In Force during the lifetime of the Insured for two years from its effective date.


CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Policyowner, the benefits payable at the Insured's death will be paid to the Policyowner's estate.

    As long as the Policy is In Force, the Policyowner may be changed by Written Request, satisfactory to Phoenix, and the Beneficiary may be changed by written notice. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when the notice is received by Phoenix. Phoenix will not, however, be liable for any payment made or action taken before receipt of the notice.


ASSIGNMENT
    The Policy may be assigned. Phoenix will not be bound by the assignment until a written copy has been received and will not be liable with respect to any payment made prior to receipt. Phoenix assumes no responsibility for determining whether an assignment is valid.


MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


SURPLUS
    Policyowners may share in divisible surplus of Phoenix to the extent determined annually by the Phoenix Board of Directors. However, it is not currently anticipated that the Board will authorize these payments because Policyowners will be participating directly in investment results.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Proceeds of full or partial surrenders and the death benefit proceeds usually will be paid in one lump sum within seven days after Phoenix receives the request for surrender and due proof of death, unless another payment option has been elected. Payment of the death benefit proceeds, however, may be delayed if the claim for payment of the death benefit proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    While the Insured is living, the Policyowner may elect a payment option for payment of the death benefit proceeds to the Beneficiary. The Policyowner may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election prior to payment of the death benefit proceeds, unless the Policyowner has made an election which does not permit such further election or changes by the Beneficiary.

    A written form satisfactory to Phoenix is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any option is $1,000.

    If the Policy is assigned as collateral security, Phoenix will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.


PAYMENT OPTIONS
    All or part of the surrender or death benefit proceeds of a Policy may be applied under one or more of the following payment options (except for Option 7 which is not available for death benefit proceeds), or such other payment options as Phoenix may choose to make available in the future.

    OPTION 1--LUMP SUM. Payment in one lump sum.

    OPTION 2--LEFT TO EARN INTEREST. A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year. Upon death of the payee, payment of the principal amount along with any accrued and unpaid interest.

    OPTION 3--PAYMENT FOR A SPECIFIC PERIOD. Equal income installments are paid for a specified period of years. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year. Upon death of the named payee, the remaining payments will continue to the contingent Beneficiary as designated in the written form electing the options.

    OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN. Equal installments are paid until the later of: (A) the death of the payee; (B) the end of the period certain. The first payment will be on the date of settlement. The period certain must be chosen at the time this option is elected. The periods certain that may be chosen are as follows: (A) 10 years; (B) 20 years; (C) until the installments paid refund the amount applied under this option; and if the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option. If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, Phoenix will deem the longer period certain as having been elected.

    OPTION 5--LIFE ANNUITY. Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Under this option, the payee may receive only one payment, if the payee dies before the due date for the second payment; only two payments, if the payee dies before the due date for the third payment, etc.

    OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT. Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the principal sum remaining at a rate guaranteed to be at least equal 3% per year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

    OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10 YEAR PERIOD CERTAIN. This payment option is not available for death proceeds. This option is available only if the Policy is surrendered within six months of the Policy anniversary nearest the Insured's 55th, 60th or 65th birthday. The first payment will be on the date of settlement. Equal income installments are paid until the latest of:
(A) the end of the 10-year period certain; (B) the death of the Insured; (C) the death of the other named annuitant. The other annuitant must be named at the time this option is elected and cannot later be changed. The other annuitant must have an attained age of at least 40.

    For additional information concerning the above payment options, see the Policy.


FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to the Policyowner or Beneficiary depends on Phoenix's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. For complete information on federal and state tax considerations, a qualified tax adviser should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because the discussion herein is based upon Phoenix's understanding of federal income tax laws as they are currently interpreted, Phoenix cannot guarantee the tax status of any Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations by the Internal Revenue Service (the "Service"). Phoenix reserves the right to make changes to the Policy in order to assure that it will continue to qualify as a life insurance policy for federal income tax purposes.


PHOENIX'S TAX STATUS
    Phoenix is taxed as a life insurance company under the Internal Revenue Code of 1986 (the "Code"), as amended. For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and its operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the Cash Value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to Phoenix. Due to Phoenix's tax status under current provisions of the Code, no charge currently will be made to the VUL Account for Phoenix's federal income taxes which may be attributable to the VUL Account. Phoenix reserves the right to make a deduction for taxes if the federal tax treatment of Phoenix is determined to be other than what Phoenix currently believes it to be, if changes are made affecting the tax treatment to Phoenix of variable life insurance contracts, or if changes occur in Phoenix's tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.


POLICY BENEFITS
    The Policy, which is essentially a single premium policy, is a modified endowment contract within the meaning of the Code.

    GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of Cash Value over premiums paid). Policies are modified endowment contracts if they meet the definition of life insurance, but fail the 7-pay test. This test essentially provides that the cumulative amount paid under the Policy at any time during the Policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

    In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a Policy Year that are returned by Phoenix (with interest) within 60 days after the end of the Policy Year will not cause the Policy to fail the 7-pay test.

    Classification of the Policy as a modified endowment contract does not affect the exclusion of death benefit proceeds under the Policy from the gross income of the Beneficiary under Code Section 101(a)(1) and also does not cause the Policyowner to be deemed to be in constructive receipt of the Cash Value, including increments or "inside buildup" thereon. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, the Policyowner should not be deemed to be in constructive receipt of the Cash Value, including increments thereon. See, however, the sections below on possible taxation of amounts actually received under the Policy, via full surrender, partial surrender or loan.

    REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
    If there is a reduction in benefits during the first seven Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy had originally been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven Policy Years.

    DISTRIBUTION AFFECTED
    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent Policy Years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the

"7-pay test," for seven years, distributions and loans will generally not be subject to the modified endowment contract rules.

    FULL SURRENDER
    Upon full surrender of a Policy for its Cash Value, the excess, if any, of the Cash Value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy may result in the imposition of an additional 10% tax on any income received.

    PARTIAL SURRENDERS
    Since the Policy is a modified endowment contract under Section 7702A of the Code, partial surrenders will be fully taxable to the extent of income in the Policy and will possibly be subject to an additional 10% tax. Phoenix suggests that you consult with your tax adviser in advance of a partial surrender concerning the tax implications of a partial surrender to you.

    LOANS
    Phoenix believes that any loan received under a Policy will be treated as indebtedness of the Policyowner. Since the Policy is a modified endowment contract, however, loans are fully taxable to the extent of income in the Policy and possibly will be subject to an additional 10% tax.

    Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. However, other rules will apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax adviser for further guidance.


BUSINESS-OWNED POLICIES
    If the Policy is owned by a business or a corporation, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose a tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.


PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions: (i) made on or after the taxpayer attains age 59 1/2; (ii) which are attributable to the taxpayer's disability (within the meaning of Code Section 72(m)(7)); or (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.


MATERIAL CHANGE RULES
    Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions. First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 Policy Years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change. Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if (1) the cost-of-living determination period does not exceed the remaining premium payment period under the Policy, and (2) the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy. A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the Policy (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.


SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax adviser should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.


LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance policy for federal income tax purposes. The mortality charges taken into account to calculate permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge.

    In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury Regulations. Phoenix intends to comply with these limitations in calculating the premium it is permitted to receive from the Policyowner.


QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with a qualified plan until he has consulted a competent pension consultant or tax adviser.


DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h) ("Diversification Regulations"), each Series of the Funds is required to diversify its investments. The Diversification

Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the Funds' assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look through" rule applies to treat a pro rata portion of each asset of the Funds as an asset of the VUL Account; therefore, each Series of the Funds will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States Government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury pronouncements. For these reasons, Phoenix reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the Owner of the assets of the VUL Account.

    Phoenix intends to comply with the Diversification Regulations, to assure that the Policies continue to qualify as life insurance policies for federal income tax purposes.


CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance policy can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered Policy is subject to a Policy loan, this may be treated as the receipt of money on the exchange. Phoenix recommends that any person contemplating one or more of these actions seek the advice of a qualified tax consultant.


OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. Phoenix does not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------
THE FUNDS
    Phoenix will vote the Fund shares held by the Subaccounts of the VUL Account at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be in accordance with instructions received from the Policyowner. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Phoenix determines that it is permitted to vote the Fund shares at its own discretion, it may elect to do so.

    The number of votes that a Policyowner has the right to cast will be determined by applying the Policyowner's percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Fund shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    Each Policyowner will receive proxy materials, reports, and other materials relating to the Funds.

    Phoenix may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the Series of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the investment adviser of the Fund if Phoenix reasonably disapproves such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Phoenix determined that the change would have an adverse effect on the General Account because the proposed investment policy for a portfolio may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.


PHOENIX
    A Policyowner (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix Policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a Policyholder's vote is taken. At meetings of all of the Phoenix Policyholders, a Policyholder (or payee) may cast only one vote as the holder of a Policy, irrespective of Policy value or the number of the Policies held.


THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors, the members of which are elected by its Policyholders, including Owners of the Policies. See "Voting Rights."

    The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                    PRINCIPAL OCCUPATION

Sal H. Alfiero               Chairman and Chief Executive
                             Officer, Mark IV Industries, Inc.
                             Amherst, New York

J. Carter Bacot              Chairman and Chief Executive
                             Officer, The Bank of New York
                             New York, New York

Carol H. Baldi               President, Carol H. Baldi, Inc.
                             New York, New York


Richard H. Booth             Executive Vice President, Strategic
                             Development; formerly President,
                             Travelers Insurance Company


Peter C. Browning            President and Chief Operating
                             Officer, Sunoco Products Company
                             Hartsville, South Carolina

Arthur P. Byrne              Chairman, President and Chief
                             Executive Officer, The Wiremold
                             Company
                             West Hartford, Connecticut

Richard N. Cooper            Professor of International
                             Economics, Harvard University;
                             formerly Chairman, National
                             Intelligence Council, Central
                             Intelligence Agency
                             McLean, Virginia

Gordon J. Davis, Esq.        Partner, LeBoeuf, Lamb, Greene &
                             MacRae; formerly Partner, Lord,
                             Day & Lord, Barret Smith
                             New York, New York

Robert W. Fiondella          Chairman of the Board, President
                             and Chief Executive Officer,
                             Phoenix Home Life Mutual Insurance
                             Company
                             Hartford, Connecticut

Jerry J. Jasinowski          President, National Association of
                             Manufacturers
                             Washington, D.C.

John W. Johnstone            Chairman, President and Chief
                             Executive Officer, Olin
                             Corporation
                             Norwalk, Connecticut

Marilyn E. LaMarche          Limited Managing Director, Lazard
                             Freres & Company
                             New York, New York

Philip R. McLoughlin         Executive Vice President and Chief
                             Investment Officer, Phoenix Home
                             Life Mutual Insurance Company
                             Hartford, Connecticut

Indra K. Nooyi               Senior Vice President,
                             PepsiCo, Inc.
                             Purchase, New York


Robert F. Vizza              President and Chief Executive
                             Officer, St. Francis Hospital
                             Roslyn, New York

Robert G. Wilson             Chief Executive Officer, CreditSource
                             USA, Inc., Charlotte, North Carolina;
                             formerly Chairman and President,
                             Ziani International Capital, Inc.,
                             Miami, Florida, Vice Chairman,
                             Carter Kaplan & Company,
                             Richmond, Virginia and Chairman
                             and Chief Executive Officer, Ecologic
                             Waste Services, Inc., Miami, Florida


Dona D. Young                Executive Vice President, Individual
                             Insurance and General Counsel


EXECUTIVE OFFICERS           PRINCIPAL OCCUPATION

Robert W. Fiondella          Chairman of the Board, President
                             and Chief Executive Officer

Richard H. Booth             Executive Vice President,
                             Strategic Development; formerly
                             President, Traveler's Insurance
                             Company

Carl T. Chadburn             Executive Vice President

Philip R. McLoughlin         Executive Vice President and Chief
                             Investment Officer


David W. Searfoss            Executive Vice President and Chief
                             Financial Officer

Dona D. Young                Executive Vice President,
                             Individual Insurance and General
                             Counsel

Kelly J. Carlson             Senior Vice President,
                             Distribution Planning

Robert G. Chipkin            Senior Vice President and
                             Corporate Actuary


Martin J. Gavin              Senior Vice President, Trust
                             Operations

Randall C. Giangiulio        Senior Vice President, Group Life
                             and Health


Edward P. Hourihan           Senior Vice President, Information
                             Systems

Joseph E. Kelleher           Senior Vice President,
                             Underwriting and Operations

Robert G. Lautensack, Jr.    Senior Vice President, Individual
                             Financial

Maura L. Melley              Senior Vice President, Public Affairs

Scott C. Noble               Senior Vice President


David R. Pepin               Senior Vice President


Robert E. Primmer            Senior Vice President, Individual
                             Distribution

Frederick W. Sawyer, III     Senior Vice President

Richard C. Shaw              Senior Vice President

Simon Y. Tan                 Senior Vice President, Market and
                             Product Development

Anthony J. Zeppetella        Senior Vice President, Corporate
                             Portfolio Management

Walter H. Zultowski          Senior Vice President, Marketing
                             and Market Research; formerly
                             Senior Vice President, LIMRA
                             International,
                             Hartford, Connecticut

    The above positions reflect the last held position in the organization.


SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    The assets of the VUL Account are held by Phoenix. The assets of the VUL Account are kept physically segregated and held separate and apart from the General Account of Phoenix. Phoenix maintains records of all purchases and redemptions of shares of the Fund.


SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("W. S. Griffith") a corporation formed under the laws of the state of New York on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix.
W. S. Griffith, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and are members of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the policies. PEPCO is an indirect subsidiary of Phoenix Duff & Phelps ("PD&P"). Phoenix owns a majority interest in PD&P. Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreement provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments received by Phoenix under these Policies. Total sales commission of a maximum of six percent of premiums will be made by Phoenix to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, Phoenix will pay the short fall from its General Account assets, which will include any profits it may derive under the Policies.

    Phoenix through PEPCO will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than PEPCO also may make customary additional charges for their services in effecting purchases, if they notify the Funds of their intention to do so.


STATE REGULATION
--------------------------------------------------------------------------------
    Phoenix is subject to the provisions of the New York insurance laws applicable to mutual life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which it may make, including investments for the Account. It does not include, however, any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and regulations promulgated thereunder, or under any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on the ability of Phoenix to meet its obligations under the Policies.


LEGAL MATTERS
--------------------------------------------------------------------------------
    The organization of Phoenix, its authority to issue variable life insurance Policies, and the validity of the Policy have been passed upon by Edwin L. Kerr, Counsel, Phoenix. Legal matters relating to the federal securities and income tax laws have been passed upon for Phoenix by Jorden Burt Boros Cicchetti Berenson & Johnson LLP.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") as amended, with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the VUL Account, Phoenix and the Policy. Statements contained in this Prospectus as to the content of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.


YEAR 2000 ISSUE
--------------------------------------------------------------------------------
    Many existing computer programs use only two digits to identify the year in a date field. Commonly referred to as the "Year 2000 Issue," companies must consider the impact of the upcoming change in the century on their computer systems. The Year 2000 Issue, if not adequately addressed, could result in computer system failures or miscalculations causing disruptions of operations and the possible inability of companies to process transactions. Phoenix believes that the Year 2000 Issue is an important business priority requiring careful analysis of every business system in order to be assured that all information systems applications are century compliant.

    Phoenix has been addressing the Year 2000 Issue in earnest since 1995 when, with consultants, a comprehensive inventory and assessment of all business systems, including those of its subsidiaries, was conducted. Phoenix has identified and is now actively pursuing a number of strategies to address the issue, including:

    --  upgrading systems with compliant versions;

    --  developing or acquiring new systems to replace those that are obsolete;

    --  and remediating existing systems by converting code or hardware.

    Based on current assessments, Phoenix expects to have its computer systems compliant by the end of 1998, with testing to continue through 1999. In addition, Phoenix is examining the status of its third-party vendors, obtaining assurances that their software and hardware products will be century compliant by 1999.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
    The consolidated financial statements of Phoenix as contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account are for the Subaccounts available as of the period ended December 31, 1997.

PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1997

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------



Report of Independent Accountants ............................................26

Consolidated Balance Sheet at December 31, 1997 and 1996 .....................27

Consolidated Statement of Income and Equity for the Years Ended
  December 31, 1997, 1996 and 1995 ...........................................28

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1997, 1996 and 1995 ............................................29

Notes to Consolidated Financial Statements ................................30-56

                              One Financial Plaza         Telephone 860 240 2000
                              Hartford, CT 06103


[LOGO] PRICE WATERHOUSE LLP                               [LOGO]





                        REPORT OF INDEPENDENT ACCOUNTANTS


February 11, 1998

To the Board of Directors
 and Policyholders of
 Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/Price Waterhouse LLP

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                            DECEMBER 31,
                                                                                    1997                1996
                                                                                           (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                         $         1,554,905  $        1,555,685
Available-for-sale debt securities, at fair value                                     5,659,061           4,895,393
Equity securities, at fair value                                                        373,388             235,351
Mortgage loans                                                                          927,501             947,076
Real estate                                                                             321,757             410,945
Policy loans                                                                          1,986,728           1,667,784
Other invested assets                                                                   262,675             218,119
Short-term investments                                                                1,078,276             164,967
                                                                              ------------------   -----------------
Total investments                                                                    12,164,291          10,095,320

Cash and cash equivalents                                                               159,307             172,895
Accrued investment income                                                               149,566             135,475
Deferred policy acquisition costs                                                     1,038,407             926,274
Premiums, accounts and notes receivable                                                  99,468              79,354
Reinsurance recoverables                                                                 66,649              46,251
Property and equipment, net                                                             156,190             137,231
Goodwill and other intangible assets, net                                               541,499             313,507
Other assets                                                                             61,087             134,589
Separate account assets                                                               4,082,255           3,412,152
                                                                              ------------------   -----------------
Total assets                                                                $        18,518,719  $       15,453,048
                                                                              ==================   =================

LIABILITIES
Policy liabilities and accruals                                             $        11,334,014  $        9,462,039
Securities sold subject to repurchase agreements                                        137,473
Other indebtedness                                                                      471,085             490,430
Deferred income taxes                                                                   143,821              61,934
Other liabilities                                                                       585,467             499,940
Separate account liabilities                                                          4,082,255           3,412,152
                                                                              ------------------   -----------------
Total liabilities                                                                    16,754,115          13,926,495

Contingent liabilities (Note 17)

MINORITY INTEREST IN NET ASSETS OF CONSOLIDATED SUBSIDIARIES                            136,514             129,084

POLICYHOLDERS' EQUITY                                                                 1,628,090           1,397,469
                                                                              ------------------   -----------------
Total liabilities and policyholders' equity                                 $        18,518,719  $       15,453,048
                                                                              ==================   =================


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                  1997               1996              1995
                                                                                                (IN THOUSANDS)
REVENUES
Premiums                                                             $       1,640,606  $       1,518,822  $      1,456,875
Insurance and investment product fees                                          468,030            421,058           324,459
Net investment income                                                          736,874            689,890           662,468
Net realized investment gains                                                  142,770             95,265            74,738
                                                                       ---------------    ---------------    --------------
 Total revenues                                                              2,988,280          2,725,035         2,518,540
                                                                       ---------------    ---------------    --------------

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss
 adjustment expenses                                                         1,633,633          1,529,573         1,471,030
Policyholder dividends                                                         343,725            311,739           289,469
Policy acquisition expenses                                                    248,726            242,363           221,339
Other operating expenses                                                       531,597            452,399           419,231
                                                                       ---------------    ---------------    --------------
  Total benefits, losses and expenses                                        2,757,681          2,536,074         2,401,069
                                                                       ---------------    ---------------    --------------

OPERATING INCOME                                                               230,599            188,961           117,471

NON-OPERATING INCOME
Gain on merger transactions                                                                                          40,580
                                                                       ---------------    ---------------    --------------

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST                               230,599            188,961           158,051

Income taxes                                                                    57,069             79,331            43,352
                                                                       ---------------    ---------------    --------------

INCOME BEFORE MINORITY INTEREST                                                173,530            109,630           114,699

Minority interest in net income of consolidated subsidiaries                     8,882              8,902               950
                                                                       ---------------    ---------------    --------------

NET INCOME                                                                     164,648            100,728           113,749
Change in net unrealized investment gains, net of income taxes                  65,973             15,154            99,518
                                                                       ---------------    ---------------    --------------

INCREASE IN POLICYHOLDERS' EQUITY                                              230,621            115,882           213,267
POLICYHOLDERS' EQUITY, BEGINNING OF YEAR                                     1,397,469          1,281,587         1,068,320
                                                                       ---------------    ---------------    --------------

POLICYHOLDERS' EQUITY, END OF YEAR                                   $       1,628,090 $        1,397,469 $       1,281,587
                                                                       ===============    ===============    ==============




        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED DECEMBER 31,
                                                                         1997                 1996                1995
                                                                                         (IN THOUSANDS)
CASH FLOW FROM OPERATING ACTIVITIES
  Net income                                                      $        164,648 $             100,728  $         113,749

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY OPERATIONS
  Net realized investment gains                                           (142,770)              (95,265)           (74,738)
  Net gain on mergers                                                                                               (40,580)
  Amortization and depreciation                                             90,565                64,870             58,912
  Deferred income taxes (benefit)                                            2,555                14,774            (16,236)
  (Increase) decrease in receivables                                       (49,172)                5,955            (30,130)
  Increase in deferred policy acquisition costs                            (48,860)              (61,985)           (26,370)
  Increase in policy liabilities and accruals                              512,476               559,724            537,919
  Increase (decrease) in other assets/other liabilities, net                44,269               (66,337)            95,880
  Other, net                                                                 5,832                  (652)             4,203
                                                                     --------------     -----------------     --------------
    Net cash provided by operating activities                              579,543               521,812            622,609
                                                                     --------------     -----------------     --------------

CASH FLOW FROM INVESTING ACTIVITIES
  Proceeds from maturities or repayments of
     available-for-sale debt securities                                  1,187,943             1,348,809          1,145,146
  Proceeds from maturities or repayments of
     held-to-maturity debt securities                                      217,302               118,596            143,773
  Proceeds from disposals of equity securities                              51,373               382,359            329,104
  Proceeds from mortgage loan maturities or repayments                     164,213               151,760            186,172
  Proceeds from sale of other invested assets                              218,874               127,440            148,546
  Purchase of available-for-sale debt securities                        (1,689,479)           (1,909,086)        (1,614,387)
  Purchase of held-to-maturity debt securities                            (225,722)             (385,321)          (247,354)
  Purchase of equity securities                                            (88,573)             (215,104)          (282,488)
  Purchase of subsidiaries                                                (246,400)
  Purchase of mortgage loans                                              (140,831)             (200,683)           (93,097)
  Purchase of other invested assets                                        (90,593)             (157,077)           (73,482)
  Change in short term investments, net                                     58,384               110,503           (166,445)
  Increase in policy loans                                                 (59,699)              (49,912)           (32,387)
  Capital expenditures                                                     (41,504)               (3,543)           (18,449)
  Other investing activities, net                                           (1,750)               (5,898)           (12,704)
                                                                     --------------     -----------------     --------------
    Net cash used for investing activities                                (686,462)             (687,157)          (588,052)
                                                                     --------------     -----------------     --------------

CASH FLOW FROM FINANCING ACTIVITIES
  Withdrawals of contractholder deposit funds,
     net of deposits and interest credited                                 (17,902)               (6,301)          (154,100)
  Proceeds from securities sold subject to
     repurchase agreements                                                 137,472
  Proceeds from borrowings                                                 215,359               226,082            177,922
  Repayment of borrowings                                                 (234,703)               (2,400)           (12,726)
  Dividends paid to minority shareholders                                   (6,895)               (6,245)           (31,215)
                                                                     --------------     -----------------     --------------
    Net cash provided by (used for) financing activities                    93,331               211,136            (20,119)
                                                                     --------------     -----------------     --------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                    (13,588)               45,791             14,438

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                               172,895               127,104            112,666
                                                                     --------------     -----------------     --------------

CASH AND CASH EQUIVALENTS, END OF YEAR                            $        159,307  $            172,895  $         127,104
                                                                     ==============     =================     ==============

SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid, net                                        $         76,167  $             76,157  $          33,399
    Interest paid on indebtedness                                 $         32,300  $             19,214  $           8,100



        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   DESCRIPTION OF BUSINESS

     Phoenix Home Life Mutual Insurance Company (Phoenix) and its subsidiaries market a wide range of insurance and investment products and services including individual participating life insurance, variable life insurance, group life and health insurance, life and health reinsurance, annuities, investment advisory and mutual fund distribution services, insurance agency and brokerage operations, primarily based in the United States. These products and services are distributed among seven segments: Individual Insurance, Group Life and Health Insurance, Life Reinsurance, General Lines Brokerage, Securities Management, Real Estate Management and Other Operations. See Note 10 for segment information.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has at least a 20% interest or those where Phoenix has significant influence are reported on the equity basis.

     These consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant intercompany accounts and transactions have been eliminated. Certain reclassifications have been made to the 1996 and 1995 amounts to conform with the 1997 presentation.

     VALUATION OF INVESTMENTS

     Investments in debt securities include bonds, asset-backed securities including collateralized mortgage obligations and redeemable preferred stocks. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in policyholders' equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

     Equity securities are reported at fair value based principally on their quoted market prices with unrealized gains or losses included in policyholders' equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

     Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

     Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

     Short-term investments are carried at amortized cost, which approximates fair value.

     Other invested assets (primarily partnership interests) are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value.

     Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a separate component of policyholders' equity, net of deferred income taxes and deferred policy acquisition costs.

     FINANCIAL INSTRUMENTS

     In the normal course of business, Phoenix enters into transactions involving various types of financial instruments, including debt, investments such as debt securities, mortgage loans and equity securities, and off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, and interest rate swaps. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents includes cash on hand and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of revenues, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

     For individual participating life insurance business, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

     For universal life, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     GOODWILL AND OTHER INTANGIBLE ASSETS

     Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over the estimated lives of such assets. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

     SEPARATE ACCOUNTS

     Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

     POLICY LIABILITIES AND ACCRUALS

     Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

     Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

     Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

     PREMIUM AND FEE REVENUE AND RELATED EXPENSES

     Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro-rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     POLICYHOLDERS' DIVIDENDS

     Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary of each policy. Phoenix also establishes a liability for termination dividends.

     INCOME TAXES

     Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for the years ended December 31, 1997, 1996 and 1995. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

     Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

     As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

3.   SIGNIFICANT TRANSACTIONS

     CONFEDERATION LIFE

     On December 31, 1997, Phoenix acquired the individual life and single-premium deferred annuity business of the former Confederation Life Insurance Company. Confederation Life, a Canadian mutual life insurer, was placed in liquidation during August of 1994. The blocks of business acquired were part of Confederation Life's U.S. branch operations and were covered under the rehabilitation plan approved by a Michigan circuit court. Approximately 40,000 policies with annualized premium of $122.8 million were included in the acquisition under an assumption reinsurance contract. Pursuant to initiation of the contract and the closing on December 31, 1997, Phoenix recorded all balances reinsured using the purchase accounting method. The value of reserves and liabilities acquired totaled $1.4 billion and exceeded the assets received, principally cash and short-term investments. The difference of $141.3 million was recorded as deferred acquisition costs.

     PHOENIX DUFF & PHELPS CORPORATION

     On September 3, 1997, Phoenix Duff & Phelps acquired Pasadena Capital Corporation, the parent company of Roger Engemann & Associates, Inc. Pasadena Capital manages $6.3 billion in assets, primarily individual accounts.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     On July 17, 1997, Phoenix Duff & Phelps acquired a majority interest in GMG/Seneca Capital Management LLC, renamed Seneca Capital Management. Seneca Capital Management manages $4.2 billion in assets.

     Effective January 1, 1995, the money management businesses of Phoenix were completely transferred to Phoenix Securities Group, Inc. an indirect wholly-owned subsidiary. Phoenix Securities Group entered into contracts to manage the investments of the general and separate accounts of Phoenix. On November 1, 1995, Phoenix, through its subsidiary, PM Holdings, Inc., merged Phoenix Securities Group into Duff & Phelps Corporation, forming Phoenix Duff & Phelps Corporation. The transaction was accounted for as a reverse merger with the purchase accounting method applied to Duff & Phelps' assets and liabilities. The purchase price was $190.7 million and Phoenix Duff & Phelps recorded $93.1 million of goodwill, which is being amortized over forty years using the straight-line method. PM Holdings owns approximately 60% of the outstanding Phoenix Duff & Phelps common stock. In addition, PM Holdings owns 45% of Phoenix Duff & Phelps' series A convertible exchangeable preferred stock. PM Holdings recognized a non-operating, non-cash, tax free gain on this transaction of $36.9 million resulting from the realization of the appreciation of the stock exchanged which is included in the gain on merger transactions in the Consolidated Statement of Income and Equity.

     SURPLUS NOTES

     On November 25, 1996, Phoenix issued $175 million of surplus notes with a 6.95% interest rate scheduled to mature on December 1, 2006. There are no sinking fund provisions in the notes. The notes are classified as debt in the Consolidated Balance Sheet.

     The notes were issued in accordance with Section 1307 of the New York Insurance Law and, accordingly, interest and principal payments cannot be made without the approval of the New York Insurance Department.

     The notes were issued pursuant to Rule 144A under the Securities Act of 1933 underwritten by Bear, Stearns & Co. Inc., Chase Securities Inc. and Merrill Lynch & Co. and are administered by Bank of New York as registrar/paying agent.

     ABERDEEN ASSET MANAGEMENT PLC

     On March 25, 1996, Phoenix purchased common shares of Aberdeen Asset Management PLC, a Scottish asset management firm for $26.4 million. Phoenix transferred these shares to PM Holding in 1996. As of December 31, 1997, PM Holdings owned 10% of Aberdeen Asset Management's outstanding common stock. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

     In addition, on April 15, 1996, Phoenix purchased a 7% convertible subordinated note issued by Aberdeen Asset Management for $37.5 million. The note, which matures on March 29, 2003, may be converted into shares which would be equivalent to approximately 11% of Aberdeen Asset Management's then outstanding common stock. The note is classified as equity securities in the Consolidated Balance Sheet.

     In the spring of 1996, Phoenix and Aberdeen Asset Management joined together to form Phoenix-Aberdeen International Advisors, LLC, an SEC registered investment advisor that, in conjunction with Phoenix Duff & Phelps and Aberdeen Asset Management, develops and markets investment products in the United States and the United Kingdom.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS

     Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

     DEBT AND EQUITY SECURITIES

     The amortized cost and fair value of investments in debt and equity securities as of December 31, 1997 were as follows:

                                                                            GROSS               GROSS
                                                     AMORTIZED            UNREALIZED          UNREALIZED             FAIR
                                                       COST                 GAINS               LOSSES               VALUE
                                                                                  (IN THOUSANDS)
DEBT SECURITIES

HELD-TO-MATURITY:
State and political subdivision bonds          $           11,041     $            569  $               (8) $            11,602
Foreign government bonds                                    3,032                   15                (115)               2,932
Corporate securities                                    1,521,033              103,267              (2,042)           1,622,258
Mortgage-backed securities                                 19,799                  949                                   20,748
                                                  ----------------      ---------------     ---------------     ----------------

  Total                                                 1,554,905              104,800              (2,165)           1,657,540
                                                  ----------------      ---------------     ---------------     ----------------


AVAILABLE-FOR-SALE:
U.S. government and agency bonds                          501,190               25,020                (636)             525,574
State and political subdivision bonds                     474,123               32,896              (3,477)             503,542
Foreign government bonds                                  248,831               26,303              (5,992)             269,142
Corporate securities                                    1,384,503               97,943              (4,403)           1,478,043
Mortgage-backed securities                              2,786,278               99,785              (3,303)           2,882,760
                                                  ----------------      ---------------     ---------------     ----------------

  Total                                                 5,394,925              281,947             (17,811)           5,659,061
                                                  ----------------      ---------------     ---------------     ----------------

  TOTAL DEBT SECURITIES                        $        6,949,830  $           386,747  $          (19,976) $         7,316,601
                                                  ================      ===============     ===============     ================

EQUITY SECURITIES                              $          195,717  $           190,669  $          (12,998) $           373,388
                                                  ================      ===============     ===============     ================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of investments in debt and equity securities as of December 31, 1996 were as follows:

                                                                           GROSS                 GROSS
                                                 AMORTIZED               UNREALIZED            UNREALIZED                FAIR
                                                    COST                   GAINS                 LOSSES                 VALUE
                                                                                 (IN THOUSANDS)
DEBT SECURITIES

HELD-TO-MATURITY:
State and political subdivision bonds     $             11,685      $                5    $             (375)    $           11,315
Corporate securities                                 1,525,999                  61,692               (13,405)             1,574,286
Mortgage-backed securities                              18,001                   1,037                   (15)                19,023
                                              -----------------       -----------------     -----------------      -----------------

  Total                                              1,555,685                  62,734               (13,795)             1,604,624
                                              -----------------       -----------------     -----------------      -----------------


AVAILABLE-FOR-SALE:
U.S. government and agency bonds                       561,017                  13,970                (1,610)               573,377
State and political subdivision bonds                  406,679                  13,831                (1,154)               419,356
Foreign government bonds                               174,298                  31,441                (1,457)               204,282
Corporate securities                                 1,092,163                  70,432                (7,968)             1,154,627
Mortgage-backed securities                           2,509,232                  60,321               (25,802)             2,543,751
                                              -----------------       -----------------     -----------------      -----------------

  Total                                              4,743,389                 189,995               (37,991)             4,895,393
                                              -----------------       -----------------     -----------------      -----------------

  TOTAL DEBT SECURITIES                   $          6,299,074      $          252,729    $          (51,786)    $        6,500,017
                                              =================       =================     =================      =================

EQUITY SECURITIES                         $            137,907      $          100,258    $           (2,814)    $          235,351
                                              =================       =================     =================      =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The amortized cost and fair value of debt securities, by contractual maturity, as of December 31, 1997 are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.


                                                            HELD-TO-MATURITY                           AVAILABLE-FOR-SALE
                                                     AMORTIZED               FAIR               AMORTIZED               FAIR
                                                       COST                  VALUE                COST                  VALUE
                                                                                  (IN THOUSANDS)

Due in one year or less                         $         113,850     $         116,684  $            78,768  $             79,054
Due after one year through five years                     477,101               499,155              329,529               347,240
Due after five years through ten years                    625,518               670,597              651,878               683,747
Due after ten years                                       318,637               350,357            1,548,472             1,666,260
Mortgage-backed securities                                 19,799                20,747            2,786,278             2,882,760
                                                  ----------------      ----------------     ----------------      ----------------

Total                                           $       1,554,905     $       1,657,540  $         5,394,925  $          5,659,061
                                                  ================      ================     ================      ================


     Carrying values for investments in mortgage-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                     DECEMBER 31,
                                               1997               1996
                                                    (IN THOUSANDS)

Planned amortization class              $        554,425  $         618,953
Asset-backed                                     594,128            490,018
Mezzanine                                        328,539            322,812
Commercial                                       556,155            413,571
Sequential pay                                   680,397            552,512
Pass through                                     132,522            105,282
Other                                             56,393             58,604
                                           --------------     --------------

Total mortgage-backed securities        $      2,902,559  $       2,561,752
                                           ==============     ==============


     Phoenix had 30% and 37% at December 31, 1997 and 1996, respectively, in planned amortization class and mezzanine mortgage-backed securities which have reasonably predictable cash flows and a relatively high degree of prepayment protection.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     MORTGAGE LOANS AND REAL ESTATE

     Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

     Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                          MORTGAGE LOANS                        REAL ESTATE
                                           DECEMBER 31,                         DECEMBER 31,
                                    1997               1996               1997               1996
                                          (IN THOUSANDS)                       (IN THOUSANDS)
PROPERTY TYPE:
Office buildings            $         246,500    $       251,526  $         180,743     $      246,644
Retail                                231,886            257,721            108,907            121,813
Apartment buildings                   303,990            241,286             20,560             26,286
Industrial buildings                  162,008            197,013             39,810             56,134
Other                                  18,917             47,929                238              7,577
Valuation allowances                  (35,800)           (48,399)           (28,501)           (47,509)
                               ---------------     --------------   ----------------      -------------
Total                       $         927,501    $       947,076  $         321,757     $      410,945
                               ===============     ==============   ================      =============

GEOGRAPHIC REGION:
Northeast                   $         222,975    $       260,146 $           92,513     $      103,761
Southeast                             257,376            261,957             85,781            110,746
North central                         189,163            158,902             63,751             86,070
South central                          79,092             57,507             58,954             85,532
West                                  214,695            256,963             49,259             72,345
Valuation allowances                  (35,800)           (48,399)           (28,501)           (47,509)
                               ---------------     --------------   ----------------      -------------
Total                       $         927,501    $       947,076  $         321,757     $      410,945
                               ===============     ==============   ================      =============


     At December 31, 1997, scheduled mortgage loan maturities were as follows:
     1998 - $151 million; 1999 - $88 million; 2000 - $97 million; 2001 - $92 million; 2002 - $41 million; and $494 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $8.6 million and $28.9 million of its mortgage loans during 1997 and 1996, respectively, based on terms which differed from those granted to new borrowers.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESTMENT VALUATION ALLOWANCES

     Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:


                          BALANCE AT                                                    BALANCE AT
                          JANUARY 1,        ADDITIONS               DEDUCTIONS         DECEMBER 31,
                                                       (IN THOUSANDS)
1997
Mortgage loans         $        48,399   $               6,731  $        (19,330) $              35,800
Real estate                     47,509                   4,201           (23,209)                28,501
                         --------------    --------------------   ---------------   --------------------
Total                  $        95,908   $              10,932  $        (42,539) $              64,301
                         ==============    ====================   ===============   ====================

1996
Mortgage loans         $        65,807   $               7,640  $        (25,048) $              48,399
Real estate                     83,755                   2,526           (38,772)                47,509
                         --------------    --------------------   ---------------   --------------------
Total                  $       149,562   $              10,166  $        (63,820) $              95,908
                         ==============    ====================   ===============   ====================


     NON-INCOME PRODUCING MORTGAGE LOANS AND BONDS

     The net carrying values of non-income producing mortgage loans were $7.0 million and $4.5 million at December 31, 1997 and 1996, respectively. There were no non-income producing bonds at December 31, 1997 or 1996.

     INTEREST RATE SWAPS

     Phoenix enters into interest rate swap agreements, generally having maturities of seven years or less, to hedge certain variable rate investment income streams matched against fixed rate liability streams. The notional amounts of these investments were $272.9 million and $73.1 million at December 31, 1997 and 1996, respectively. Average received and average paid rates were 7.00% and 6.63% for 1997.

     These agreements do not require the exchange of underlying principal amounts, and accordingly Phoenix's maximum exposure to credit risk is the difference in interest payments exchanged. Management of Phoenix considers the likelihood of any material loss on interest rate swaps to be remote.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     OTHER INVESTED ASSETS

     Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:


                                                                          DECEMBER 31,
                                                                     1997             1996
                                                                         (IN THOUSANDS)

Venture capital equity partnerships                            $       88,228    $      66,284
Transportation and equipment leases                                    59,111           46,950
Investment in Aberdeen Asset Management                                32,817           29,980
Investment in Beutel, Goodman & Co. Ltd.                               31,214           34,541
Seed money in separate accounts                                        41,297           35,747
Other                                                                  10,008            4,617
                                                                 -------------     ------------

Total other invested assets                                    $      262,675    $     218,119
                                                                 =============     ============

     NET INVESTMENT INCOME

     The components of net investment income for the year ended December 31, were as follows:

                                       1997             1996              1995

                                                   (in thousands)
Debt securities                   $     509,702    $     469,713    $      437,521
Equity securities                         4,277            4,689             1,787
Mortgage loans                           85,662           84,318            92,283
Policy loans                            122,562          117,742           115,055
Real estate                              18,939           21,799            20,910
Other invested assets                      (415)             332               871
Short-term investments                   18,768           18,688            21,974
                                    ------------     ------------     -------------

Sub-total                               759,495          717,281           690,401
Less investment expenses                 22,621           27,391            27,933
                                    ------------     ------------     -------------

Net investment income             $     736,874    $     689,890    $      662,468
                                    ============     ============     =============


     Investment income of $.7 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1997. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

     The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $51.3 million and $61.5 million at December 31, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $5.3 million, $3.1 million and $6.6 million in 1997, 1996 and 1995, respectively. Actual interest income on these loans included in net investment income was $3.8 million, $5.2 million and $6.4 million in 1997, 1996 and 1995, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESTMENT GAINS AND LOSSES

     Unrealized gains and losses on investments carried at fair value for the year ended December 31, were as follows:


                                                    1997                1996                 1995
                                                                   (IN THOUSANDS)

Debt securities                               $       112,194   $           (70,986)  $        476,352
Equity securities                                      74,547                40,803             24,527
Deferred policy acquisition costs                     (77,985)               51,528           (341,836)
Deferred income taxes                                  38,064                 7,432             55,692
Other (Note 9)                                         (4,719)                1,241             (3,833)
                                                --------------    ------------------    ---------------

Net unrealized investment gains               $        65,973   $            15,154   $         99,518
                                                ==============    ==================    ===============


     Realized investment gains and losses for the year ended December 31, were as follows:


                                                    1997                1996                 1995
                                                                  (IN THOUSANDS)

Debt securities                               $        19,315   $           (10,476)  $          8,080
Equity securities                                      26,290                59,794             29,276
Mortgage loans                                          3,805                 2,628               (262)
Real estate                                            44,668                24,711             20,535
Other invested assets                                  48,692                18,608             17,109
                                                --------------    ------------------    ---------------
                                                      142,770                95,265             74,738
Income taxes                                           49,970                33,343             26,158
                                                --------------    ------------------    ---------------

Net realized investment gains after taxes     $        92,800   $            61,922   $         48,580
                                                ==============    ==================    ===============


     The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                               1997                1996                 1995
                                                              (IN THOUSANDS)

     Proceeds from disposals           $     1,206,744   $         1,348,809   $      1,145,146
     Gross gains on sales              $        48,100   $            17,429   $         27,980
     Gross losses on sales             $        28,785   $            27,905   $         19,900

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   GOODWILL AND OTHER INTANGIBLE ASSETS

     Goodwill and other intangible assets were as follows:


                                                  DECEMBER 31,
                                              1997            1996
                                                 (IN THOUSANDS)

Goodwill                                 $     387,517   $     231,135
Investment management contracts                167,788          56,700
Client listings                                 45,441          41,410
Non-compete covenants                            5,000           5,000
Intangible asset related to
  pension plan benefits                         18,032          19,835
Other                                            1,499           1,220
                                           ------------    ------------
                                               625,277         355,300

Accumulated amortization                       (83,778)        (41,793)
                                           ------------    ------------

Total                                    $     541,499   $     313,507
                                           ============    ============


     Phoenix Duff & Phelps' amounts included above were as follows:


                                                   DECEMBER 31,
                                              1997            1996
                                                  (IN THOUSANDS)

Goodwill                                 $     321,932   $     179,406
Investment management contracts                167,788          56,700
Non-compete covenants                            5,000           5,000
Other                                            1,220           1,220
                                           ------------    ------------
                                               495,940         242,326

Accumulated amortization                       (27,579)        (13,198)
                                           ------------    ------------

Total                                    $     468,361   $     229,128
                                           ============    ============


     In 1997, American Phoenix Corporation wrote down the carrying value of its goodwill and other intangible assets by $18.8 million. This impairment loss is included in other operating expenses in the Consolidated Statement of Income and Equity.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

     Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     CASH AND CASH EQUIVALENTS

     For these short-term investments, the carrying amount approximates fair value.

     DEBT SECURITIES

     Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

     EQUITY SECURITIES

     Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

     MORTGAGE LOANS

     Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 175 and 450 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

     POLICY LOANS

     Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     INVESTMENT CONTRACTS

     In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

     The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

     Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

     DEBT

     The carrying value of debt reported on the balance sheet approximates fair value.

     The estimated fair values of the financial instruments as of December 31, were as follows:


                                                             1997                                    1996
                                                  CARRYING              FAIR              CARRYING             FAIR
                                                   VALUE                VALUE               VALUE              VALUE
                                                                             (IN THOUSANDS)
Financial assets:
Cash and cash equivalents                   $         159,307  $           159,307  $         172,895  $         172,895
Short-term investments                              1,078,276            1,078,276            164,967            164,967
Debt securities                                     7,213,966            7,316,601          6,451,078          6,500,017
Equity securities                                     373,388              373,388            235,351            235,351
Mortgage loans                                        927,501              956,041            947,076            986,900
Policy loans                                        1,986,728            2,104,704          1,667,784          1,645,899
                                               ---------------     ----------------     --------------     --------------
Total financial assets                      $      11,739,166  $        11,988,317  $       9,639,151  $       9,706,029
                                               ===============     ================     ==============     ==============

Financial liabilities:
Policy liabilities                          $         902,200  $           902,200  $         875,200  $         875,100
Securities sold subject to repurchase
  agreements                                          137,473              137,473
Other indebtedness                                    471,085              471,085            490,430            490,430
                                               ---------------     ----------------     --------------     --------------
Total financial liabilities                 $       1,510,758  $         1,510,758  $       1,365,630  $       1,365,530
                                               ===============     ================     ==============     ==============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.   OTHER INDEBTEDNESS


                                             DECEMBER 31,
                                        1997             1996
                                            (IN THOUSANDS)


 Short-term debt                 $        15,539  $        12,455
 Bank borrowings                         263,732          280,845
 Notes payable                            14,632           19,522
 Surplus notes                           175,000          175,000
 Secured debt                              2,182            2,608
                                     ------------     ------------

 Total other indebtedness        $       471,085  $       490,430
                                     ============     ============


     Phoenix has various lines of credit established with major commercial banks. As of December 31, 1997, Phoenix had outstanding balances totaling $264.5 million. The total unused credit was $145.3 million. Interest rates ranged from 5.42% to 6.63% in 1997.

     On November 25, 1996, Phoenix issued $175 million of surplus notes (See
     Note 3).

     Maturities of other indebtedness are as follows: 1998 - $15.5 million; 1999
     - $55 million; 2000 - $4 million; 2001 - $29 million; 2002 - $192 million;
     2003 and thereafter - $175.5 million.

     Interest expense was $32.5 million, $18.0 million and $7.7 million for the years ended December 31, 1997, 1996 and 1995, respectively.

8.   INCOME TAXES

     A summary of income taxes (benefits) in the Consolidated Statement of Income and Equity for the year ended December 31, was as follows:


                           1997          1996            1995
                                       (IN THOUSANDS)

 Income taxes
   Current           $      54,514  $     59,673  $        59,590
   Deferred                  2,555        19,658          (16,238)
                        -----------    ----------     ------------

 Total               $      57,069  $     79,331  $        43,352
                        ===========    ==========     ============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):


                                                    1997                   1996                  1995
                                                                  %                     %                      %

Income tax expense at statutory rate          $       80,710      35  $      66,136     35  $      55,318      35
Non-taxable gain on Phoenix Duff &
    Phelps merger                                                                                 (14,203)     (9)
Dividend received deduction and
  tax-exempt interest                                 (2,513)     (1)        (2,107)    (1)          (623)
Other, net                                            (8,017)     (4)         2,736      1          2,860       1
                                                 ------------   -----   ------------  -----   ------------   -----
                                                      70,180      30         66,765     35         43,352      27
 Differential earnings (equity tax)                  (13,111)     (5)        12,566      7
                                                 ------------   -----   ------------  -----   ------------   -----

Income taxes                                  $       57,069      25  $      79,331     42  $      43,352      27
                                                 ============   =====   ============  =====   ============   =====

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:


                                                              DECEMBER 31,
                                                         1997              1996
                                                             (IN THOUSANDS)

Deferred policy acquisition costs                 $       303,500  $        220,135
Unearned premium/deferred revenue                        (139,817)         (131,513)
Impairment reserves                                       (26,102)          (43,331)
Pension and other postretirement benefits                 (56,643)          (58,230)
Investments                                                77,202            50,219
Future policyholder benefits                             (140,980)          (37,904)
Other                                                      45,053            15,633
                                                     -------------     -------------
                                                           62,213            15,009
Net unrealized investment gains                            84,134            48,320
Minimum pension liability                                  (2,526)           (1,395)
Foreign tax credit                                                           (1,109)
                                                     -------------     -------------

Deferred income tax liability, net
  before valuation allowance                              143,821            60,825

Valuation allowance                                                           1,109
                                                     -------------     -------------

Deferred income tax liability, net                $       143,821  $         61,934
                                                     =============     =============


     Gross deferred income tax assets totaled $366 million and $274 million at December 31, 1997 and 1996, respectively. Gross deferred income tax liabilities totaled $510 million and $336 million at December 31, 1997 and 1996, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1997 and 1996, with the exception of the foreign tax credit, will be realized.

     The Internal Revenue Service is currently examining Phoenix's tax returns for 1995 and 1996. Management does not believe that there will be a material adverse effect on the financial statements as a result of pending tax matters.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.   PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

     PENSION PLANS

     Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

     Components of net periodic pension cost for the year ended December 31, were as follows:


                                                           1997              1996             1995
                                                                        (IN THOUSANDS)

 Service cost - benefits earned during the year     $        10,278  $         10,076  $         9,599
 Interest accrued on projected benefit obligation            22,650            22,660           19,880
 Actual return on assets                                    (53,093)          (38,788)         (62,567)
 Net amortization and deferral                               30,488            17,318           45,807
                                                        ------------     -------------     ------------

 Net periodic pension cost                          $        10,323  $         11,266  $        12,719
                                                        ============     =============     ============


     In 1996, Phoenix offered an early retirement program which granted an additional benefit of five years of age and service. As a result of the early retirement program, Phoenix recorded an additional pension expense of $8.7 million for the year ended December 31, 1996.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The funded status of the plan for which assets exceeded accumulated benefit obligations was as follows:


                                                                            DECEMBER 31,
                                                                       1997            1996
                                                                           (IN THOUSANDS)

Actuarial present value of vested benefit obligation           $       236,443  $      213,148
Actuarial present value of non-vested benefit obligation                16,312          14,828
                                                                  -------------    ------------

Accumulated benefit obligation                                         252,755         227,976
Present value effect of future salary increases                         32,316          33,910
                                                                  -------------    ------------

Projected benefit obligation                                   $       285,071  $      261,886
                                                                  =============    ============
Plan assets at fair value                                      $       321,555  $      292,070
                                                                  =============    ============

Plan assets in excess of projected benefit obligation          $       (36,484) $      (30,184)
Unrecognized net gain from past experience                              60,759          52,312
Unrecognized prior service benefit                                          52             240
Unamortized transition asset                                            16,586          19,745
                                                                  -------------    ------------

Net pension liability (included in other liabilities)          $        40,913  $       42,113
                                                                  =============    ============


     At December 31, 1997 and 1996, the non-qualified plan was unfunded and had projected benefit obligations of $50.4 million and $50.0 million, respectively. The accumulated benefit obligations as of December 31, 1997 and 1996 related to this plan were $42.8 million and $37.4 million, respectively, and are included in other liabilities.

     Phoenix recorded, as a reduction of policyholders' equity, an additional minimum pension liability of $4.7 million and $2.8 million, net of income taxes, at December 31, 1997 and 1996, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $18.0 million and $19.8 million as of December 31, 1997 and 1996 related to the non-qualified plan.

     The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation were 7.0% and 4.0%, for 1997 and 7.5% and 4.5% for 1996. The discount rate assumption for 1997 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The expected long-term rate of return on retirement plan assets was 8.0%.

     The pension plan's assets include corporate and government debt securities, equity securities, real estate, venture capital funds, and shares of mutual funds.

     Phoenix also sponsors savings plans for its employees and agents which are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to limitation, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1997, 1996 and 1995 were $3.8 million, $4.2 million and $4.2 million, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     OTHER POSTRETIREMENT BENEFIT PLANS

     In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

     Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

     The plan's funded status reconciled with amounts recognized in Phoenix's Consolidated Balance Sheet, was as follows:


                                                                          DECEMBER 31,
                                                                   1997              1996
                                                                         (IN THOUSANDS)

Accumulated postretirement benefit obligation
  Retirees                                                   $       35,900    $       30,576
  Fully eligible active plan participants                             6,889            11,466
  Other active plan participants                                     23,829            21,614
                                                                 ------------       -----------
  Total accumulated postretirement benefit obligation                66,618            63,656
Unrecognized net gain from past experience                           28,037            29,173
                                                                 ------------       -----------

Accrued postretirement benefit liability                     $       94,655    $       92,829
                                                                 ============       ===========


     The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:


                                                       1997           1996           1995
                                                                 (IN THOUSANDS)

Service cost - benefits earned during year       $       3,136  $       2,765  $      3,366
Interest cost accrued on benefit obligation              4,441          4,547         5,275
Net amortization                                        (1,527)        (1,577)         (458)
                                                     ----------     ----------     ---------

Net periodic postretirement benefit cost         $       6,050  $       5,735  $      8,183
                                                     ==========     ==========     =========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     In addition to the net periodic postretirement benefit cost, Phoenix expensed an additional $3.0 million for postretirement benefits related to the early retirement program for the year ended December 31, 1996.

     The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1997 and 7.5% at December 31, 1996.

     For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1997, health care costs were assumed to increase 9.5% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter. For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1996, health care costs were assumed to increase 9.5% in 1996, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remained at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $5.3 million and the annual service and interest cost by $.8 million, before taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

     OTHER POSTEMPLOYMENT BENEFITS

     Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Postemployment benefit expense was $.4 million for 1997, $.4 million for 1996 and $.5 million for 1995.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10.  SEGMENT INFORMATION

     Phoenix operates principally in seven segments: Individual Insurance, Group Life and Health Insurance, Life Reinsurance, General Lines Brokerage, Securities Management, Real Estate Management and Other Operations. Other Operations includes unallocated investment income, expenses and realized investment gains related to capital in excess of segment requirements; assets include equity securities.

     Summarized below is financial information with respect to the business segments:


                                                              DECEMBER 31,
                                               1997                 1996                 1995
                                                             (IN THOUSANDS)
REVENUES
Individual Insurance                  $         2,028,230  $         1,796,572  $         1,752,338
Group Life and Health Insurance                   459,405              462,551              421,771
Life Reinsurance                                  162,843              143,314              128,813
General Lines Brokerage                            64,093               61,809               40,977
Securities Management                             177,894              164,966              112,206
Real Estate Management                             15,319               13,550               13,562
Other Operations                                   80,496               82,273               48,873
                                         -----------------    -----------------    -----------------
Total                                 $         2,988,280  $         2,725,035  $         2,518,540
                                         =================    =================    =================

OPERATING INCOME
Individual Insurance                  $           132,308  $            63,013  $            43,094
Group Life and Health Insurance                    31,276               11,220               19,921
Life Reinsurance                                   10,592                8,078               17,656
General Lines Brokerage                           (21,652)              (2,935)              (1,887)
Securities Management                              38,813               44,440               23,667
Real Estate Management                             (2,433)              (3,783)                (184)
Other Operations                                   41,695               68,928               15,204
                                         -----------------    -----------------    -----------------
Total                                 $           230,599  $           188,961  $           117,471
                                         =================    =================    =================

IDENTIFIABLE ASSETS
Individual Insurance                  $        15,679,598  $        12,961,648
Group Life and Health Insurance                   655,800              596,800
Life Reinsurance                                  313,500              304,300
General Lines Brokerage                           111,900              117,300
Securities Management                             615,112              376,000
Real Estate Management                            278,500              319,400
Other Operations                                  864,309              777,600
                                         -----------------    -----------------
Total                                 $        18,518,719  $        15,453,048
                                         =================    =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.  LEASES AND RENTALS

     Rental expenses for operating leases, principally with respect to buildings, amounted to $14.9 million, $14.8 million and $14.6 million in 1997, 1996, and 1995, respectively. Future minimum rental payments under non-cancelable operating leases were approximately $51.0 million as of December 31, 1997, payable as follows: 1998 - $15.7 million; 1999 - $12.9 million; 2000 - $10.1 million; 2001 - $5.6 million; 2002 - $3.6 million;
     and $3.1 million thereafter.

12.  PROPERTY AND EQUIPMENT

     Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $109.0 million and $97.2 million, respectively, at December 31, 1997 and 1996. Phoenix provides for depreciation using straight line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $164.4 million and $144.1 million at December 31, 1997 and 1996, respectively.

13.  DIRECT BUSINESS WRITTEN AND REINSURANCE

     As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. The maximum amount of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. For reinsurance ceded, Phoenix remains liable in the event that assuming reinsurers are unable to meet the contractual obligations. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:


                                                            1997                   1996                    1995
                                                                              (IN THOUSANDS)
Direct premiums                                   $          1,592,800  $             1,473,869  $          1,455,459
Reinsurance assumed                                            329,927                  276,630               271,498
Reinsurance ceded                                             (282,121)                (231,677)             (270,082)
                                                      -----------------     --------------------     -----------------
Net premiums                                      $          1,640,606  $             1,518,822  $          1,456,875
                                                      =================     ====================     =================

Direct policy and contract claims incurred        $            626,834  $               575,824  $            605,545
Reinsurance assumed                                            410,704                  170,058               256,529
Reinsurance ceded                                             (373,127)                (160,646)             (292,357)
                                                      -----------------     --------------------     -----------------
Net policy and contract claims incurred           $            664,411  $               585,236  $            569,717
                                                      =================     ====================     =================

Direct life insurance in force                    $        120,394,664  $           108,816,856  $        102,606,749
Reinsurance assumed                                         84,806,585               61,109,836            36,724,852
Reinsurance ceded                                          (74,764,639)             (51,525,976)          (34,093,090)
                                                      -----------------     --------------------     -----------------
Net insurance in force                            $        130,436,610  $           118,400,716  $        105,238,511
                                                      =================     ====================     =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Irrevocable letters of credit aggregating $134.8 million at December 31, 1997 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

14.  PARTICIPATING LIFE INSURANCE

     Participating life insurance in force was 79.6% and 80.0% of the face value of total individual life insurance in force at December 31, 1997 and 1996, respectively. The premiums on participating life insurance policies were 83.5%, 84.1% and 84.7% of total individual life insurance premiums in 1997, 1996 and 1995, respectively.

15.  DEFERRED POLICY ACQUISITION COSTS

     The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                           1997                1996                1995
                                                                          (IN THOUSANDS)

Balance at beginning of year                     $            926,274  $         816,128  $         1,128,227
Acquisition cost deferred                                     295,189            153,873              143,519
Amortized to expense during the year                         (105,071)           (95,255)            (113,788)
Adjustment to equity during the year                          (77,985)            51,528             (341,830)
                                                     -----------------     --------------     ----------------

Balance at end of year                           $          1,038,407  $         926,274  $           816,128
                                                     =================     ==============     ================


16.  MINORITY INTEREST

     Phoenix's interests in Phoenix Duff & Phelps Corporation and American Phoenix Corporation, through its wholly-owned subsidiary PM Holdings are represented by ownership of approximately 60% and 92%, respectively, of the outstanding shares of common stock at December 31, 1997. Earnings and policyholders' equity attributable to minority shareholders are included in minority interest in the consolidated financial statements along with Phoenix Duff & Phelps' preferred stock.

17.  CONTINGENCIES

     FINANCIAL GUARANTEES

     Phoenix is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect Phoenix's maximum exposure to credit loss in the event of nonperformance. The principal amount of bonds guaranteed by Phoenix at December 31, 1997 and 1996 was $88.7 million and $88.8 million, respectively. Management believes that any loss contingencies which may arise from Phoenix's financial guarantees would not have a material adverse effect on Phoenix's liquidity or financial condition.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     LITIGATION

     In 1996, Phoenix announced the settlement of a class action suit which was approved by a New York State Supreme Court judge on January 3, 1997. The suit related to the sale of individual participating life insurance and universal life insurance policies from 1980 to 1995. An after tax provision of $25 million was recorded in 1995. In addition, $7 million after-tax was expensed in 1996. Phoenix estimates the cost of settlement to be $40 million after tax. Management believes, after consideration of the provisions made in these financial statements, this suit will not have a material effect on Phoenix's consolidated financial position.

     Phoenix is a defendant in various legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel after consideration of the provisions made in these financial statements, the ultimate resolution of these proceedings will not have a material effect on Phoenix's consolidated financial position.

18.  STATUTORY FINANCIAL INFORMATION

     The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. As of December 31, 1997, there were no material practices not prescribed by the Insurance Department of the State of New York. Statutory surplus differs from policyholders' equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in policyholders' equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

     The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:


                                                     1997              1996              1995
                                                                  (IN THOUSANDS)

Statutory net income                          $        60,702  $         72,961  $        64,198
Deferred policy acquisition costs, net                 48,821            58,618           29,766
Future policy benefits                                 (9,145)          (16,793)         (15,763)
Pension and postretirement expenses                    (7,955)          (23,275)         (12,691)
Investment valuation allowances                        88,813            76,631           56,745
Interest maintenance reserve                           17,544            (5,158)           5,829
Deferred income taxes                                 (36,250)          (67,064)         (10,021)
Other, net                                              2,118             4,808           (4,314)
                                                  ------------     -------------     ------------

Net income, as reported                       $       164,648  $        100,728  $       113,749
                                                  ============     =============     ============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The following reconciles the statutory surplus and asset valuation reserve
     (AVR) of Phoenix as reported to regulatory authorities to policyholders' equity as reported in these financial statements:


                                                                 DECEMBER 31,
                                                           1997               1996
                                                                (IN THOUSANDS)

Statutory surplus, surplus notes and AVR             $       1,152,820  $       1,102,200
Deferred policy acquisition costs, net                       1,227,782          1,037,664
Future policy benefits                                        (395,436)          (379,820)
Pension and postretirement expenses                           (169,383)          (152,112)
Investment valuation allowances                                (40,032)          (139,562)
Interest maintenance reserve                                    33,794              6,897
Deferred income taxes                                          (12,051)            82,069
Surplus notes                                                 (157,500)          (157,500)
Other, net                                                     (11,904)            (2,367)
                                                         --------------     --------------
Policyholders' equity, as reported                   $       1,628,090  $       1,397,469
                                                         ==============     ==============


     The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

PHOENIX HOME LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT

FINANCIAL STATEMENTS
DECEMBER 31, 1997

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1997


                                                                                                           Multi-Sector
                                                                     Money Market          Growth          Fixed Income
                                                                      Sub-Account        Sub-Account       Sub-Account
                                                                   ----------------   ----------------   ---------------
Assets
 Investments at cost ...........................................     $    508,173       $ 27,329,082       $ 3,527,899
                                                                     ============       ============       ===========
 Investment in The Phoenix Edge Series Fund, at market .........     $    508,173       $ 33,208,994       $ 3,722,616
                                                                     ------------       ------------       -----------
  Total assets .................................................          508,173         33,208,994         3,722,616
Liabilities
 Accrued expenses to related party .............................              216             13,843             1,570
                                                                     ------------       ------------       -----------
Net assets .....................................................     $    507,957       $ 33,195,151       $ 3,721,046
                                                                     ============       ============       ===========
Accumulation units outstanding .................................          291,427          7,653,211         1,451,093
                                                                     ============       ============       ===========
Unit value .....................................................     $   1.742998       $   4.337415       $  2.564306
                                                                     ============       ============       ===========


                                                                    Strategic Allocation     International       Balanced
                                                                         Sub-Account          Sub-Account       Sub-Account
                                                                   ----------------------   ---------------   --------------
Assets
 Investments at cost ...........................................        $ 16,061,647         $    862,272       $  161,730
                                                                        ============         ============       ==========
 Investment in The Phoenix Edge Series Fund, at market .........        $ 17,509,418         $  1,206,463       $  192,540
                                                                        ------------         ------------       ----------
  Total assets .................................................          17,509,418            1,206,463          192,540
Liabilities
 Accrued expenses to related party .............................               7,334                  502               81
                                                                        ------------         ------------       ----------
Net assets .....................................................        $ 17,502,084         $  1,205,961       $  192,459
                                                                        ============         ============       ==========
Accumulation units outstanding .................................           6,055,691              650,153          107,226
                                                                        ============         ============       ==========
Unit value .....................................................        $   2.890188         $   1.854890       $ 1.794889
                                                                        ============         ============       ==========


                                                                                                          Aberdeen
                                                                    Real Estate     Strategic Theme       New Asia
                                                                    Sub-Account       Sub-Account        Sub-Account
                                                                   -------------   -----------------   --------------
Assets
 Investments at cost ...........................................    $  101,004        $  440,974         $   30,585
                                                                    ==========        ==========         ==========
 Investment in The Phoenix Edge Series Fund, at market .........    $  113,104        $  427,183         $   20,015
                                                                    ----------        ----------         ----------
  Total assets .................................................       113,104           427,183             20,015
Liabilities
 Accrued expenses to related party .............................            47               179                  8
                                                                    ----------        ----------         ----------
Net assets .....................................................    $  113,057        $  427,004         $   20,007
                                                                    ==========        ==========         ==========
Accumulation units outstanding .................................        71,147           365,357             29,593
                                                                    ==========        ==========         ==========
Unit value .....................................................    $ 1.589050        $ 1.168732         $ 0.676069
                                                                    ==========        ==========         ==========


                                                                                       Wanger              Wanger
                                                                     Enhanced       International           U.S.
                                                                       Index         Small Cap           Small Cap
                                                                    Sub-Account     Sub-Account         Sub-Account
                                                                    ------------   ---------------     ------------
Assets
 Investments at cost ...........................................    $     58,399      $ 155,309           $ 445,184
                                                                    ============      =========           =========
 Investment in The Phoenix Edge Series Fund, at market .........    $     58,674             --                  --
 Investment in Wanger Advisors Trust, at market ................              --      $ 146,440           $ 506,408
                                                                    ------------      ---------           ---------
  Total assets .................................................          58,674        146,440             506,408
Liabilities
 Accrued expenses to related party .............................              25             63                 212
                                                                    ------------      ---------           ---------
Net assets .....................................................    $     58,649      $ 146,377           $ 506,196
                                                                    ============      =========           =========
Accumulation units outstanding .................................          57,784        145,518             384,787
                                                                    ============      =========           =========
Unit value .....................................................    $   1.014977     $ 1.005906          $ 1.315522
                                                                    ============     ==========          ==========


                       See Notes to Financial Statements

                            STATEMENT OF OPERATIONS
                     For the period ended December 31, 1997


                                                                                                   Multi-Sector
                                                                  Money Market        Growth       Fixed Income
                                                                   Sub-Account     Sub-Account     Sub-Account
                                                                 --------------   -------------   -------------
Investment income
 Distributions ...............................................       $36,354       $  194,665        $253,825
Expenses
 Mortality and expense risk charges ..........................         3,606          154,848          17,447
                                                                     -------       ----------        --------
Net investment income ........................................        32,748           39,817         236,378
                                                                     -------       ----------        --------
Net realized gain from share transactions ....................            --           25,845           1,533
Net realized gain distribution from Fund .....................            --        5,232,320          94,635
Net unrealized appreciation on investment ....................            --          406,199          13,298
                                                                     -------       ----------        --------
Net gain on investments ......................................            --        5,664,364         109,466
                                                                     -------       ----------        --------
Net increase in net assets resulting from operations .........       $32,748       $5,704,181        $345,844
                                                                     =======       ==========        ========


                                                                       Strategic
                                                                       Allocation     International      Balanced
                                                                      Sub-Account      Sub-Account      Sub-Account
                                                                     -------------   ---------------   ------------
Investment income
 Distributions ...................................................    $  361,833        $  20,726       $   7,594
Expenses
 Mortality and expense risk charges ..............................        82,631            6,980           1,259
                                                                      ----------        ---------       ---------
Net investment income ............................................       279,202           13,746           6,335
                                                                      ----------        ---------       ---------
Net realized gain from share transactions ........................        34,932           51,837          13,692
Net realized gain distribution from Fund .........................     2,162,711          122,100          21,954
Net unrealized appreciation (depreciation) on investment .........       531,049          (41,169)        (10,412)
                                                                      ----------        ---------       ---------
Net gain on investments ..........................................     2,728,692          132,768          25,234
                                                                      ----------        ---------       ---------
Net increase in net assets resulting from operations .............    $3,007,894        $ 146,514       $  31,569
                                                                      ==========        =========       =========


                                                                                                                    Aberdeen
                                                                             Real Estate     Strategic Theme        New Asia
                                                                             Sub-Account       Sub-Account       Sub-Account(1)
                                                                            -------------   -----------------   ---------------
Investment income
 Distributions ..........................................................      $ 2,974          $   1,291          $     902
Expenses
 Mortality and expense risk charges .....................................          416              1,494                159
                                                                               -------          ---------          ---------
Net investment income (loss) ............................................        2,558               (203)               743
                                                                               -------          ---------          ---------
Net realized gain (loss) from share transactions ........................         (107)             2,884               (715)
Net realized gain distribution from Fund ................................        3,817             49,324                 20
Net unrealized appreciation (depreciation) on investment ................        9,852            (15,711)           (10,570)
                                                                               -------          ---------          ---------
Net gain (loss) on investments ..........................................       13,562             36,497            (11,265)
                                                                               -------          ---------          ---------
Net increase (decrease) in net assets resulting from operations .........      $16,120          $  36,294          $ (10,522)
                                                                               =======          =========          =========


                                                                                                    Wanger          Wanger
                                                                                Enhanced        International        U.S.
                                                                                  Index           Small Cap        Small Cap
                                                                             Sub-Account(2)      Sub-Account      Sub-Account
                                                                            ----------------   ---------------   ------------
Investment income
 Distributions ..........................................................         $283            $  2,612          $ 5,514
Expenses
 Mortality and expense risk charges .....................................          76                  649            1,534
                                                                                  ----            --------          -------
Net investment income ...................................................         207                1,963            3,980
                                                                                  ----            --------          -------
Net realized gain (loss) from share transactions ........................            (8)               (68)             814
Net realized gain distribution from Fund ................................         266                   --               --
Net unrealized appreciation (depreciation) on investment ................         275               (9,128)          60,894
                                                                                  -----           --------          -------
Net gain (loss) on investments ..........................................         533               (9,196)          61,708
                                                                                  -----           --------          -------
Net increase (decrease) in net assets resulting from operations .........         $740            $ (7,233)          65,688
                                                                                  =====           ========          =======

(1) From inception January 6, 1997 to December 31, 1997
(2) From inception September 22, 1997 to December 31, 1997

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 1997


                                                                                                        Multi-Sector
                                                                     Money Market         Growth        Fixed Income
                                                                      Sub-Account      Sub-Account      Sub-Account
                                                                    --------------   ---------------   -------------
From operations
 Net investment income ..........................................    $    32,748       $    39,817      $  236,378
 Net realized gain ..............................................             --         5,258,165          96,168
 Net unrealized appreciation ....................................             --           406,199          13,298
                                                                     -----------       -----------      ----------
 Net increase in net assets resulting from operations ...........         32,748         5,704,181         345,844
                                                                     -----------       -----------      ----------
From accumulation unit transactions
 Participant deposits ...........................................         20,734            31,261           1,248
 Participant transfers ..........................................       (485,415)          (14,615)        102,450
 Participant withdrawals ........................................        (38,213)         (863,532)        (58,294)
                                                                     -----------       -----------      ----------
 Net increase (decrease) in net assets resulting from participant
  transactions ..................................................       (502,894)         (846,886)         45,404
                                                                     -----------       -----------      ----------
 Net increase (decrease) in net assets ..........................       (470,146)        4,857,295         391,248
Net assets
 Beginning of period ............................................        978,103        28,337,856       3,329,798
                                                                     -----------       -----------      ----------
 End of period ..................................................    $   507,957       $33,195,151      $3,721,046
                                                                     ===========       ===========      ==========


                                                                                Strategic
                                                                                Allocation      International       Balanced
                                                                               Sub-Account       Sub-Account       Sub-Account
                                                                             ---------------   ---------------   --------------
From operations
 Net investment income ...................................................     $   279,202       $    13,746       $    6,335
 Net realized gain .......................................................       2,197,643           173,937           35,646
 Net unrealized appreciation (depreciation) ..............................         531,049           (41,169)         (10,412)
                                                                               -----------       -----------       ----------
 Net increase in net assets resulting from operations ....................       3,007,894           146,514           31,569
                                                                               -----------       -----------       ----------
From accumulation unit transactions
 Participant deposits ....................................................         109,277             7,986            1,666
 Participant transfers ...................................................        (317,620)         (241,204)         (30,741)
 Participant withdrawals .................................................        (557,654)          (74,579)        (176,265)
                                                                               -----------       -----------       ----------
 Net decrease in net assets resulting from participant transactions ......        (765,997)         (307,797)        (205,340)
                                                                               -----------       -----------       ----------
 Net increase (decrease) in net assets ...................................       2,241,897          (161,283)        (173,771)
Net assets
 Beginning of period .....................................................      15,260,187         1,367,244          366,230
                                                                               -----------       -----------       ----------
 End of period ...........................................................     $17,502,084       $ 1,205,961       $  192,459
                                                                               ===========       ===========       ==========


                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 1997
                                  (Continued)


                                                                                                                     Aberdeen
                                                                              Real Estate     Strategic Theme        New Asia
                                                                              Sub-Account       Sub-Account       Sub-Account(1)
                                                                             -------------   -----------------   ---------------
From operations
 Net investment income (loss) ............................................     $  2,558          $    (203)         $     743
 Net realized gain (loss) ................................................        3,710             52,208               (695)
 Net unrealized appreciation (depreciation) ..............................        9,852            (15,711)           (10,570)
                                                                               --------          ---------          ---------
 Net increase (decrease) in net assets resulting from operations .........       16,120             36,294            (10,522)
                                                                               --------          ---------          ---------
From accumulation unit transactions
 Participant deposits ....................................................        1,571             12,472                 --
 Participant transfers ...................................................       85,333            212,505             30,856
 Participant withdrawals .................................................       (2,416)           (43,070)              (327)
                                                                               --------          ---------          ---------
 Net increase in net assets resulting from participant transactions ......       84,488            181,907             30,529
                                                                               --------          ---------          ---------
 Net increase in net assets ..............................................      100,608            218,201             20,007
Net assets
 Beginning of period .....................................................       12,449            208,803                 --
                                                                               --------          ---------          ---------
 End of period ...........................................................     $113,057          $ 427,004          $  20,007
                                                                               ========          =========          =========


                                                                                                     Wanger          Wanger
                                                                                 Enhanced        International        U.S.
                                                                                   Index           Small Cap        Small Cap
                                                                              Sub-Account(2)      Sub-Account      Sub-Account
                                                                             ----------------   ---------------   ------------
From operations
 Net investment income ...................................................       $   207           $  1,963        $   3,980
 Net realized gain (loss) ................................................           258                (68)             814
 Net unrealized appreciation (depreciation) ..............................           275             (9,128)          60,894
                                                                                 -------           --------        ---------
 Net increase (decrease) in net assets resulting from operations .........           740             (7,233)          65,688
                                                                                 -------           --------        ---------
From accumulation unit transactions
 Participant deposits ....................................................            --              1,559            2,102
 Participant transfers ...................................................        58,145            149,460          450,846
 Participant withdrawals .................................................          (236)            (7,607)         (27,955)
                                                                                 -------           --------        ---------
 Net increase in net assets resulting from participant transactions ......        57,909            143,412          424,993
                                                                                 -------           --------        ---------
 Net increase in net assets ..............................................        58,649            136,179          490,681
Net assets
 Beginning of period .....................................................            --             10,198           15,515
                                                                                 -------           --------        ---------
 End of period ...........................................................       $58,649           $146,377        $ 506,196
                                                                                 =======           ========        =========

(1) From inception January 6, 1997 to December 31, 1997
(2) From inception September 22, 1997 to December 31, 1997

                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 1996


                                                                                                        Multi-Sector
                                                                     Money Market         Growth        Fixed Income
                                                                      Sub-Account      Sub-Account      Sub-Account
                                                                    --------------   ---------------   -------------
From operations
 Net investment income ..........................................    $     36,421      $   123,897      $  219,969
 Net realized gain ..............................................              --        1,905,888          96,636
 Net unrealized appreciation ....................................              --        1,035,122          33,342
                                                                     ------------      -----------      ----------
 Net increase in net assets resulting from operations ...........          36,421        3,064,907         349,947
                                                                     ------------      -----------      ----------
From accumulation unit transactions
 Participant deposits ...........................................         634,438          452,681          14,305
 Participant transfers ..........................................      (1,421,417)         969,934         199,755
 Participant withdrawals ........................................         (40,436)        (760,557)        (79,930)
                                                                     ------------      -----------      ----------
 Net increase (decrease) in net assets resulting from participant
  transactions ..................................................        (827,415)         662,058         134,130
                                                                     ------------      -----------      ----------
 Net increase (decrease) in net assets ..........................        (790,994)       3,726,965         484,077
Net assets
 Beginning of period ............................................       1,769,097       24,610,891       2,845,721
                                                                     ------------      -----------      ----------
 End of period ..................................................    $    978,103      $28,337,856      $3,329,798
                                                                     ============      ===========      ==========


                                                                       Strategic
                                                                       Allocation      International      Balanced
                                                                      Sub-Account       Sub-Account      Sub-Account
                                                                    ---------------   ---------------   ------------
From operations
 Net investment income ..........................................     $   249,585       $   13,019       $   7,825
 Net realized gain ..............................................         956,839           35,973          34,619
 Net unrealized appreciation (depreciation) .....................           9,110          165,636         (10,943)
                                                                      -----------       ----------       ---------
 Net increase in net assets resulting from operations ...........       1,215,534          214,628          31,501
                                                                      -----------       ----------       ---------
From accumulation unit transactions
 Participant deposits ...........................................          86,027           10,839           3,413
 Participant transfers ..........................................        (186,193)         183,042          (1,861)
 Participant withdrawals ........................................        (514,891)        (190,854)        (20,610)
                                                                      -----------       ----------       ---------
 Net increase (decrease) in net assets resulting from participant
  transactions ..................................................        (615,057)           3,027         (19,058)
                                                                      -----------       ----------       ---------
 Net increase in net assets .....................................         600,477          217,655          12,443
Net assets
 Beginning of period ............................................      14,659,710        1,149,589         353,787
                                                                      -----------       ----------       ---------
 End of period ..................................................     $15,260,187       $1,367,244       $ 366,230
                                                                      ===========       ==========       =========


                       See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 1996
                                  (Continued)


                                                                                Real Estate      Strategic Theme
                                                                              Sub-Account(1)     Sub-Account(1)
                                                                             ----------------   ----------------
From operations
 Net investment income ...................................................       $   137           $     307
 Net realized gain .......................................................           135               1,731
 Net unrealized appreciation .............................................         2,248               1,918
                                                                                 -------           ---------
 Net increase in net assets resulting from operations ....................         2,520               3,956
                                                                                 -------           ---------
From accumulation unit transactions
 Participant deposits ....................................................         7,496              14,491
 Participant transfers ...................................................         2,604             231,488
 Participant withdrawals .................................................          (171)            (41,132)
                                                                                 -------           ---------
 Net increase in net assets resulting from participant transactions ......         9,929             204,847
                                                                                 -------           ---------
 Net increase in net assets ..............................................        12,449             208,803
Net assets
 Beginning of period .....................................................            --                  --
                                                                                 -------           ---------
 End of period ...........................................................       $12,449           $ 208,803
                                                                                 =======           =========


                                                                                  Wanger             Wanger
                                                                               International          U.S.
                                                                                 Small Cap         Small Cap
                                                                              Sub-Account(2)     Sub-Account(2)
                                                                             ----------------   ---------------
From operations
 Net investment loss .....................................................       $    (2)           $    (2)
 Net unrealized appreciation .............................................           259                329
                                                                                 -------            -------
 Net increase in net assets resulting from operations ....................           257                327
                                                                                 -------            -------
From accumulation unit transactions
 Participant deposits ....................................................            --                 --
 Participant transfers ...................................................         9,941             15,188
 Participant withdrawals .................................................            --                 --
                                                                                 -------            -------
 Net increase in net assets resulting from participant transactions ......         9,941             15,188
                                                                                 -------            -------
 Net increase in net assets ..............................................        10,198             15,515
Net assets
 Beginning of period .....................................................            --                 --
                                                                                 -------            -------
 End of period ...........................................................       $10,198            $15,515
                                                                                 =======            =======

(1) From inception May 1, 1996 to December 31, 1996
(2) From inception December 19, 1996 to December 31, 1996

                       See Notes to Financial Statements

               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 1--Organization
     Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company (Phoenix). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Policies offered by the Account have a death benefit, cash surrender value and loan privileges. The Account was established January 1, 1987 and currently consists of twelve Sub-Accounts, that invest in a corresponding series of The Phoenix Edge Series Fund and Wanger Advisors Trust ("the Funds").
     Each series has distinct investment objectives. The Money Market Series is a short-term investment fund. The Growth Series is a growth common stock fund. The Multi-Sector Fixed Income Series is a long-term debt fund. The Strategic Allocation Series (formerly Total Return) invests in equity securities and long and short-term debt. The International Series invests primarily in an internationally diversified portfolio of equity securities. The Balanced Series is a balanced fund which invests in growth stocks and at least 25% of its assets in fixed income senior securities. The Real Estate Series invests in marketable securities of publicly traded Real Estate Investment Trusts ("REITs") and companies that are principally engaged in the real estate industry. The Strategic Theme Series invests in securities of companies believed to benefit from specific trends. The Aberdeen New Asia Series invests primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Research Enhanced Index ("Enhanced Index") Series invests in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion and the Wanger U.S. Small Cap Series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion. Additionally, policyowners may also direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

Note 2--Significant Accounting Policies

     A. Valuation of investments: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.
     B. Investment transactions and related income: Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.
     C. Income taxes: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.
     D. Distributions: Distributions are recorded on the ex-dividend date.

Note 3--Purchases and Sales of Shares of the Funds

     Purchases and sales of shares of the Funds for the period ended December 31, 1997 aggregated the following:


Sub-Account                              Purchases        Sales
------------------------------------   ------------   ------------
The Phoenix Edge Series Fund:
 Money Market ......................    $  372,630     $  842,975
 Growth.............................     5,848,413      1,421,499
 Multi-Sector Fixed Income .........       474,590         98,013
 Strategic Allocation ..............     2,573,981        897,260
 International .....................       311,662        483,680
 Balanced ..........................        47,827        224,952
 Real Estate .......................        94,768          3,862
 Strategic Theme ...................       284,941         53,825
 Aberdeen New Asia .................        41,159          9,859
 Enhanced Index ....................        58,694            287
Wanger Advisors Trust:
 International Small Cap ...........       168,151         22,715
 U.S. Small Cap ....................       458,822         29,640

Note 4--Participant Accumulation Unit Transactions (in units)


                                                                                     Sub-Account
                                                 -----------------------------------------------------------------------------------
                                                     Money                   Multi-Sector    Strategic
                                                     Market        Growth    Fixed Income   Allocation   International    Balanced
                                                 ------------- --------------------------- ------------ --------------- ------------
Units outstanding, beginning of period .........     587,306     7,871,230    1,433,300     6,343,059        821,781       239,440
Participant deposits ...........................      12,139         7,908          497        41,721          4,471           943
Participant transfers ..........................    (285,566)       (9,603)      41,253      (123,714)      (133,765)      (18,183)
Participant withdrawals ........................     (22,452)     (216,324)     (23,957)     (205,375)       (42,334)     (114,974)
                                                    --------     ---------    ---------     ---------       --------      --------
Units outstanding, end of period ...............     291,427     7,653,211    1,451,093     6,055,691        650,153       107,226
                                                    ========     =========    =========     =========       ========      ========


               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note 4--Participant Accumulation Unit Transactions (in units) (continued)


                                                                                Sub-Account
                                                 --------------------------------------------------------------------------
                                                                                                    Wanger
                                                     Real     Strategic   Aberdeen   Enhanced   International   Wanger U.S.
                                                    Estate      Theme     New Asia     Index      Small Cap      Small Cap
                                                 ----------- ----------- ---------- ---------- --------------- ------------
Units outstanding, beginning of period .........     9,514     208,296         --         --         9,941         15,188
Participant deposits ...........................     1,011      10,927         --         --         1,469          1,554
Participant transfers ..........................    62,289     184,545     29,947     58,025       141,238        392,405
Participant withdrawals ........................    (1,667)    (38,411)      (354)      (241)       (7,130)       (24,360)
                                                    ------     -------     ------     ------       -------        -------
Units outstanding, end of period ...............    71,147     365,357     29,593     57,784       145,518        384,787
                                                    ======     =======     ======     ======       =======        =======

Note 5--Policy Loans

     Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 75% of a policy's cash value during the first three policy years and up to 90% of cash value thereafter, with interest of 8% due and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 7.25%. Loan repayments result in a transfer of collateral back to the Account.

Note 6--Investment Advisory Fees and Related Party Transactions

     Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation, a registered broker/dealer in securities, provide all services to the Account.
     The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Sub-accounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $535,760 during the period ended December 31, 1997.
     Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a fraction of the balance of any unpaid acquisition expense allowance is deducted from the policy value and paid to Phoenix.
     Phoenix Equity Planning Corporation is the principal underwriter and distributor for the Account. Phoenix Equity Planning Corporation is reimbursed for its distribution and underwriting expenses by Phoenix.
     An acquisition expense allowance is paid to Phoenix over a ten year period from contract inception by a withdrawal of units. The acquisition expense allowance consists of a sales load of 5.5% of the issue premium to compensate Phoenix for distribution expenses incurred, an issue administration charge of 1.0% of the issue premium to compensate Phoenix for underwriting and start-up expenses and premium taxes which currently range from 0.75% to 4% of premiums paid based on the state where the policyowner resides. In the event of a surrender before ten years, the unpaid balance of the acquisition expense allowance is deducted and paid to Phoenix.
     Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.50% of the average daily net assets of the Account for mortality and expense risks assumed.

Note 7--Diversification Requirements

     Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.
     The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                       REPORT OF INDEPENDENT ACCOUNTANTS


[Price Waterhouse LLP logotype]                                           [LOGO]


To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
 Participants of Phoenix Home Life Variable Universal Life Account


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Sub-Account, Growth Sub-Account, Multi-Sector Fixed Income Sub-Account, Strategic Allocation Sub-Account, International Sub-Account, Balanced Sub-Account, Real Estate Sub-Account, Strategic Theme Sub-Account, Aberdeen New Asia Sub-Account, Enhanced Index Sub-Account, Wanger International Small Cap Sub-Account and Wanger U.S. Small Cap Sub-Account (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1997 and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of investments at December 31, 1997 by correspondence with the Funds' custodians, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


Hartford, Connecticut
February 19, 1998

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

Underwriter
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

Custodians
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
(International Series)
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
(Real Estate Series, Enhanced Index Series)
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants
Price Waterhouse LLP
One Financial Plaza
Hartford, Connecticut 06103

                                   APPENDIX A

                         THE GUARANTEED INTEREST ACCOUNT

    Contributions to the GIA under the Policy and transfers to the GIA become part of the Phoenix General Account, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the 1933 Act nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the SEC has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the GIA. Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year.

    Biweekly, Phoenix will set the excess interest rate, if any, that will apply to amounts deposited to the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon expiration of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guaranteed period has just ended will be the same rate as is applied to new deposits allocated to the GIA at that time. This rate will likewise remain in effect for a guarantee period of one full year from the date the new rate is applied.

    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and Contract Owners.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."


IN GENERAL, ONE TRANSFER PER CONTRACT YEAR IS ALLOWED FROM THE GIA. THE AMOUNT WHICH CAN BE TRANSFERRED IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE CONTRACT VALUE IN THE GIA AT THE TIME OF THE TRANSFER. UNDER THE SYSTEMATIC TRANSFER PROGRAM, TRANSFERS OF APPROXIMATELY EQUAL AMOUNTS MAY BE MADE OVER A MINIMUM 18-MONTH PERIOD. NON-SYSTEMATIC TRANSFERS FROM THE GIA WILL BE EFFECTUATED ON THE DATE OF RECEIPT BY VPMO, UNLESS OTHERWISE REQUESTED BY THE CONTRACT OWNER.

                                   APPENDIX B
              ILLUSTRATIONS OF DEATH BENEFITS, ACCUMULATION VALUES,
                     CASH VALUES AND ACCUMULATED PREMIUMS.

    The tables illustrate how a Policy's death benefits, accumulation values and cash values may vary over time assuming hypothetical gross (after tax) investment return rates of 0%, 6% and 12%, i.e., the investment income and capital gains and losses, realized or unrealized of the Fund is equivalent to the assumed hypothetical gross annual investment return rates of 0%, 6% and 12%. The tables are based on current or guaranteed mortality charges as indicated, and on a single premium of $10,000.

1. The illustration on pages 70 and 71 is for a policy issued to a male nonsmoker age 35 with the maximum amount of insurance under the contract.

2. The illustration on pages 72 and 73 is for a policy issued to a female nonsmoker age 35 with the maximum amount of insurance under the contract.

3. The illustration on pages 74 and 75 is for a policy issued to a male nonsmoker age 35 with the minimum amount of insurance under the contract.

4. The illustration on pages 76 and 77 is for a policy issued to a female nonsmoker age 35 with the minimum amount of insurance under the contract.

    The death benefits, accumulation values and cash values would be different from those shown if the actual gross investment return averaged 0%, 6% or 12%, but fluctuated above or below the averaged rate at various points in time. These benefits and values also would change if the assumptions underlying the illustrations (for example age of the Insured, Insured's smoking status, premium amount paid or Target Face Amount selected) were different.

    The death benefit, accumulation value and cash value amounts reflect the following current or guaranteed maximum charges:

1.  Acquisition Expense Charge (see "Charges and Deductions--Acquisition
    Expense").

2. Cost of Insurance Charge (see "Charges and Deductions--Cost of Insurance").

3. Mortality and Expense Risk Charge, which is equal to .50%, on an annual basis, of the net asset value of the VUL Account (see "Charges and Deductions--Mortality and Expense Risk Charge").


    These illustrations also assume an average investment advisory fee of .75% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .26%. All other Fund expenses, except capital expenses, are assumed by the Advisers or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1997, average total operating expenses for the Series would have been approximately 1.01% of the average net assets.

    Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.50%, 4.47% and 10.44%, respectively.


    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such Tax Charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deduction--Other Charges--Taxes.")


    The second column of each table shows the amount that would accumulate if an amount equal to the Single Premium were invested to earn interest, after taxes, at 5% compounded annually.


    A comparable illustration based on a proposed Insured's age and sex and a proposed Death Benefit and single premium is available upon request. In states where cost of insurance rates are not based on the insured's sex, the tables designated "male" apply to all standard risk insureds who are nonsmokers.


                                                                                                                         PAGE 1 OF 2
                                                                                                                    PREMIUM: $10,000
                                                                                                         TARGET FACE AMOUNT: $53,815
                                                                                                       MINIMUM FACE AMOUNT RIDER: $0
MALE 35 NONSMOKER


                                           THE PHOENIX EDGE--A VARIABLE UNIVERSAL LIFE POLICY

                                                         ASSUMING CURRENT CHARGES


                                   CASH                               CASH                             CASH
           PREMIUM    ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER    DEATH
           ACCUM.      VALUE       VALUE     BENEFIT      VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  YEAR      @ 5%        @ 0%       @ 0%       @ 0%        @ 6%        @ 6%      @ 6%       @ 12%       @ 12%      @ 12%
--------  ---------  ----------  ---------  ---------  -----------  --------  ---------  ---------   ---------  ---------

      1      10,500      9,730       8,975     50,883      10,322       9,567    53,953     10,914     10,159      57,008
      2      11,025      9,465       8,794     47,867      10,657       9,986    54,071     11,920     11,249      60,610
      3      11,576      9,205       8,617     45,037      11,005      10,418    54,164     13,025     12,437      64,353
      4      12,155      8,948       8,445     42,381      11,366      10,863    54,235     14,239     13,736      68,253
      5      12,763      8,696       8,276     39,890      11,740      11,321    54,286     15,573     15,154      72,323

      6      13,401      8,440       8,105     37,524      12,119      11,783    54,278     17,025     16,689      76,517
      7      14,071      8,189       7,937     35,304      12,510      12,258    54,251     18,617     18,365      80,900
      8      14,775      7,927       7,759     33,168      12,892      12,724    54,121     20,328     20,160      85,349
      9      15,513      7,669       7,585     31,163      13,286      13,202    53,969     22,199     22,115      89,990
     10      16,289      7,416       7,416     29,287      13,692      13,692    53,807     24,248     24,248      94,851

     11      17,103      7,237       7,237     27,482      14,171      14,171    53,552     26,530     26,530      99,796
     12      17,959      7,060       7,060     25,785      14,663      14,663    53,291     29,020     29,020     104,985
     13      18,857      6,886       6,886     24,193      15,168      15,168    53,031     31,737     31,737     110,444
     14      19,799      6,715       6,715     22,700      15,688      15,688    52,774     34,699     34,699     116,189
     15      20,789      6,546       6,546     21,299      16,221      16,221    52,518     37,930     37,930     122,234

     16      21,829      6,381       6,381     19,985      16,769      16,769    52,265     41,451     41,451     128,597
     17      22,920      6,217       6,217     18,753      17,330      17,330    52,014     45,285     45,285     135,293
     18      24,066      6,056       6,056     17,597      17,903      17,903    51,767     49,458     49,458     142,347
     19      25,270      5,897       5,897     16,513      18,489      18,489    51,524     53,995     53,995     149,774
     20      26,533      5,739       5,739     15,497      19,086      19,086    51,285     58,923     58,923     157,598

   @ 65      43,219      4,139       4,139      7,766      26,297      26,297    49,098    149,617    149,617     278,050

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.51% (includes average fund operating expenses of 1.01% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever


Assumes premium tax of 2.25%.


                                                                                                                         PAGE 2 OF 2
                                                                                                                    PREMIUM: $10,000
                                                                                                         TARGET FACE AMOUNT: $53,815
                                                                                                       MINIMUM FACE AMOUNT RIDER: $0
MALE 35 NONSMOKER


                                           THE PHOENIX EDGE--A VARIABLE UNIVERSAL LIFE POLICY

                                                        ASSUMING GUARANTEED CHARGES


                                   CASH                               CASH                             CASH
           PREMIUM    ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER    DEATH
           ACCUM.      VALUE       VALUE     BENEFIT      VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  YEAR      @ 5%        @ 0%       @ 0%       @ 0%        @ 6%        @ 6%      @ 6%       @ 12%       @ 12%      @ 12%
--------  ---------  ----------  ---------  ---------  -----------  --------  ---------  ---------   ---------  ---------

      1      10,500      9,694       8,939     50,695      10,284      9,529     53,754     10,874     10,119      56,799
      2      11,025      9,395       8,724     47,499      10,577      9,906     53,656     11,830     11,159      60,147
      3      11,576      9,101       8,514     44,509      10,880     10,293     53,532     12,876     12,289      63,607
      4      12,155      8,812       8,309     41,712      11,192     10,689     53,385     14,020     13,517      67,188
      5      12,763      8,528       8,109     39,096      11,513     11,094     53,215     15,271     14,851      70,903

      6      13,401      8,249       7,914     36,650      11,843     11,508     53,025     16,637     16,301      74,760
      7      14,071      7,975       7,723     34,361      12,182     11,931     52,816     18,129     17,877      78,771
      8      14,775      7,704       7,536     32,220      12,530     12,363     52,590     19,757     19,590      82,947
      9      15,513      7,438       7,354     30,218      12,887     12,803     52,348     21,535     21,451      87,300
     10      16,289      7,176       7,176     28,344      13,254     13,254     52,092     23,476     23,476      91,842

     11      17,103      7,001       7,001     26,590      13,715     13,715     51,829     25,681     25,681      96,601
     12      17,959      6,829       6,829     24,944      14,188     14,188     51,567     28,086     28,086     101,606
     13      18,857      6,660       6,660     23,399      14,675     14,675     51,307     30,709     30,709     106,871
     14      19,799      6,493       6,493     21,951      15,175     15,175     51,048     33,570     33,570     112,408
     15      20,789      6,329       6,329     20,592      15,687     15,687     50,791     36,687     36,687     118,232

     16      21,829      6,167       6,167     19,317      16,213     16,213     50,535     40,084     40,084     124,359
     17      22,920      6,008       6,008     18,121      16,751     16,751     50,280     43,781     43,781     130,802
     18      24,066      5,850       5,850     17,000      17,301     17,301     50,026     47,800     47,800     137,579
     19      25,270      5,694       5,694     15,947      17,860     17,860     49,773     52,167     52,167     144,707
     20      26,533      5,540       5,540     14,960      18,429     18,429     49,522     54,904     56,904     152,205

   @ 65      43,219      3,947       3,947      7,407      25,084     25,084     46,841    142,736    142,736     265,308

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.51% (includes average fund operating expenses of 1.01% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.


                                                                                                                         PAGE 1 OF 2
                                                                                                                    PREMIUM: $10,000
                                                                                                         TARGET FACE AMOUNT: $61,546
                                                                                                       MINIMUM FACE AMOUNT RIDER: $0
                                                                                     1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
FEMALE 35 NONSMOKER


                                           THE PHOENIX EDGE--A VARIABLE UNIVERSAL LIFE POLICY

                                                         ASSUMING CURRENT CHARGES


                                   CASH                               CASH                             CASH
           PREMIUM    ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER    DEATH
           ACCUM.      VALUE       VALUE     BENEFIT      VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  YEAR      @ 5%        @ 0%       @ 0%       @ 0%        @ 6%        @ 6%      @ 6%       @ 12%       @ 12%      @ 12%
--------  ---------  ----------  ---------  ---------  -----------  --------  ---------  ---------   ---------  ---------

      1      10,500      9,729       8,974     58,194      10,321      9,566     61,704     10,913     10,158      65,199
      2      11,025      9,463       8,792     54,752      10,655      9,984     61,848     11,917     11,246      69,327
      3      11,576      9,201       8,614     51,524      11,001     10,414     61,966     13,019     12,432      73,623
      4      12,155      8,943       8,439     48,497      11,359     10,856     62,061     14,230     13,727      78,102
      5      12,763      8,688       8,269     45,659      11,730     11,311     62,137     15,559     15,140      82,782

      6      13,401      8,430       8,094     42,962      12,103     11,768     62,144     17,003     16,667      87,607
      7      14,071      8,175       7,923     40,432      12,488     12,237     62,132     18,585     18,333      92,652
      8      14,775      7,908       7,740     37,993      12,861     12,693     61,995     20,278     20,111      97,766
      9      15,513      7,645       7,561     35,703      13,244     13,160     61,832     22,130     22,046     103,100
     10      16,289      7,387       7,387     33,557      13,639     13,639     61,653     24,154     24,154     108,683

     11      17,103      7,201       7,201     31,485      14,102     14,102     61,352     26,402     26,402     114,333
     12      17,959      7,019       7,019     29,536      14,579     14,579     61,043     28,854     28,854     120,257
     13      18,857      6,841       6,841     27,707      15,069     15,069     60,735     31,529     31,529     126,489
     14      19,799      6,665       6,665     25,992      15,573     15,573     60,428     34,445     34,445     133,042
     15      20,789      6,494       6,494     24,383      16,091     16,091     60,123     37,625     37,625     139,936

     16      21,829      6,325       6,325     22,875      16,623     16,623     59,824     41,091     41,091     147,197
     17      22,920      6,160       6,160     21,463      17,171     17,171     59,532     44,872     44,872     154,849
     18      24,066      5,999       5,999     20,140      17,736     17,736     59,250     48,996     48,996     162,924
     19      25,270      5,842       5,842     18,904      18,317     18,317     58,983     53,492     53,492     171,458
     20      26,533      5,687       5,687     17,746      18,914     18,914     58,727     58,394     58,394     180,469

   @ 65      43,219      4,153       4,153      8,806      26,386     26,386     55,672    150,125    150,125     315,281

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.51% (includes average fund operating expenses of 1.01% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.


                                                                                                                         PAGE 2 OF 2
                                                                                                                    PREMIUM: $10,000
                                                                                                         TARGET FACE AMOUNT: $61,546
                                                                                                       MINIMUM FACE AMOUNT RIDER: $0
                                                                                     1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
FEMALE 35 NONSMOKER


                                           THE PHOENIX EDGE--A VARIABLE UNIVERSAL LIFE POLICY

                                                         ASSUMING GUARANTEED CHARGES


                                   CASH                               CASH                             CASH
           PREMIUM    ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER    DEATH
           ACCUM.      VALUE       VALUE     BENEFIT      VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  YEAR      @ 5%        @ 0%       @ 0%       @ 0%        @ 6%        @ 6%      @ 6%       @ 12%       @ 12%      @ 12%
--------  ---------  ----------  ---------  ---------  -----------  --------  ---------  ---------   ---------  ---------

      1      10,500      9,693       8,938     57,974      10,282      9,527     61,472     10,872     10,117      64,954
      2      11,025      9,391       8,720     54,318      10,573      9,902     61,360     11,825     11,154      68,783
      3      11,576      9,094       8,506     50,899      10,872     10,284     61,219     12,866     12,279      72,740
      4      12,155      8,801       8,298     47,701      11,178     10,675     61,050     14,003     13,500      76,836
      5      12,763      8,513       8,094     44,709      11,493     11,073     60,856     15,243     14,824      81,084

      6      13,401      8,229       7,894     41,911      11,815     11,479     60,639     16,597     16,261      85,496
      7      14,071      7,949       7,698     39,294      12,143     11,892     60,400     18,071     17,819      90,083
      8      14,775      7,673       7,505     36,846      12,479     12,312     60,141     19,677     19,510      94,859
      9      15,513      7,401       7,317     34,556      12,824     12,740     59,865     21,429     21,345      99,838
     10      16,289      7,134       7,134     32,414      13,176     13,176     59,572     23,339     23,339     105,033

     11      17,103      6,955       6,955     30,407      13,624     13,624     59,271     25,511     25,511     110,475
     12      17,959      6,779       6,779     28,525      14,084     14,084     58,972     27,881     27,881     116,199
     13      18,857      6,607       6,607     26,759      14,558     14,558     58,675     30,465     30,465     122,220
     14      19,799      6,437       6,437     25,102      15,044     15,044     58,379     33,283     33,283     128,553
     15      20,789      6,271       6,271     23,548      15,545     15,545     58,084     36,355     36,355     135,213

     16      21,829      6,108       6,108     22,090      16,058     16,058     57,791     39,702     39,702     142,219
     17      22,920      5,948       5,948     20,723      16,585     16,585     57,499     43,347     43,347     149,588
     18      24,066      5,790       5,790     19,440      17,124     17,124     57,209     47,315     47,315     157,339
     19      25,270      5,635       5,635     18,237      17,675     17,675     56,920     51,628     51,628     165,491
     20      26,533      5,482       5,482     17,108      18,239     18,239     56,633     56,319     56,319     174,066

   @ 65      43,219      3,995       3,995      8,470      25,389     25,389     53,567    144,476    144,476     303,417

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.51% (includes average fund operating expenses of 1.01% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.


                                                                                                                         PAGE 1 OF 2
                                                                                                                    PREMIUM: $10,000
                                                                                                         TARGET FACE AMOUNT: $39,392
                                                                                                       MINIMUM FACE AMOUNT RIDER: $0
                                                                                     1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
MALE 35 NONSMOKER


                                           THE PHOENIX EDGE--A VARIABLE UNIVERSAL LIFE POLICY

                                                         ASSUMING CURRENT CHARGES


                                   CASH                               CASH                             CASH
           PREMIUM    ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER    DEATH
           ACCUM.      VALUE       VALUE     BENEFIT      VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  YEAR      @ 5%        @ 0%       @ 0%       @ 0%        @ 6%        @ 6%      @ 6%       @ 12%       @ 12%      @ 12%
--------  ---------  ----------  ---------  ---------  -----------  --------  ---------  ---------   ---------  ---------

       1      10,500      9,742       8,987     37,573      10,335      9,580     39,840     10,927     10,172      42,095
       2      11,025      9,488       8,817     35,639      10,683     10,012     40,257     11,948     11,277      45,125
       3      11,576      9,238       8,651     33,810      11,045     10,458     40,661     13,072     12,485      48,309
       4      12,155      8,992       8,488     32,080      11,421     10,918     41,051     14,309     13,805      51,660
       5      12,763      8,749       8,330     30,445      11,813     11,393     41,430     15,669     15,250      55,193

       6      13,401      8,505       8,170     28,883      12,212     11,877     41,777     17,156     16,821      58,891
       7      14,071      8,265       8,013     27,406      12,626     12,375     42,111     18,790     18,539      62,794
       8      14,775      8,018       7,850     25,980      13,040     12,872     42,389     20,561     20,393      66,843
       9      15,513      7,774       7,691     24,630      13,467     13,384     42,652     22,503     22,419      71,114
      10      16,289      7,535       7,535     23,356      13,910     13,910     42,907     24,633     24,633      75,631

      11      17,103      7,372       7,372     22,125      14,435     14,435     43,108     27,024     27,024      80,330
      12      17,959      7,212       7,212     20,957      14,977     14,977     43,307     29,640     29,640      85,312
      13      18,857      7,053       7,053     19,850      15,536     15,536     43,507     32,503     32,503      90,603
      14      19,799      6,897       6,897     18,802      16,112     16,112     43,708     35,636     35,636      96,224
      15      20,789      6,743       6,743     17,810      16,707     16,707     43,911     39,063     39,063     102,194


      16      21,829      6,591       6,591     16,870      17,320     17,320     44,114     42,811     42,811     108,536
      17      22,920      6,441       6,441     15,980      17,951     17,951     44,320     46,906     46,906     115,274
      18      24,066      6,292       6,292     15,138      18,600     18,600     44,529     51,379     51,379     122,435
      19      25,270      6,145       6,145     14,340      19,266     19,266     44,740     56,260     56,260     130,046
      20      26,533      5,999       5,999     13,586      19,949     19,949     44,954     61,584     61,584     138,136

    @ 65      43,219      4,497       4,497      7,539      28,566     28,566     47,658    162,519    162,519     269,877

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.51% (includes average fund operating expenses of 1.01% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.


                                                                                                                         PAGE 2 OF 2
                                                                                                                    PREMIUM: $10,000
                                                                                                         TARGET FACE AMOUNT: $39,392
                                                                                                       MINIMUM FACE AMOUNT RIDER: $0
                                                                                     1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
MALE 35 NONSMOKER


                                           THE PHOENIX EDGE--A VARIABLE UNIVERSAL LIFE POLICY

                                                         ASSUMING GUARANTEED CHARGES


                                   CASH                               CASH                             CASH
           PREMIUM    ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER    DEATH
           ACCUM.      VALUE       VALUE     BENEFIT      VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  YEAR      @ 5%        @ 0%       @ 0%       @ 0%        @ 6%        @ 6%      @ 6%       @ 12%       @ 12%      @ 12%
--------  ---------  ----------  ---------  ---------  -----------  --------  ---------  ---------   ---------  ---------

      1      10,500      9,717       8,962     37,478      10,308      9,553     39,740     10,900     10,145      41,990
      2      11,025      9,440       8,769     35,452      10,628      9,957     40,047     11,887     11,216      44,890
      3      11,576      9,166       8,579     33,539      10,959     10,372     40,336     12,970     12,383      47,925
      4      12,155      8,898       8,394     31,733      11,301     10,798     40,609     14,158     13,655      51,107
      5      12,763      8,633       8,214     30,028      11,655     11,236     40,867     15,460     15,040      54,447

      6      13,401      8,372       8,037     28,418      12,020     11,685     41,110     16,886     16,551      57,957
      7      14,071      8,115       7,863     26,899      12,397     12,146     41,340     18,449     18,197      61,649
      8      14,775      7,862       7,694     25,465      12,786     12,618     41,557     20,161     19,993      65,538
      9      15,513      7,612       7,528     24,111      13,187     13,103     41,761     22,035     21,951      69,637
     10      16,289      7,365       7,365     22,833      13,600     13,600     41,955     24,087     24,087      73,962

     11      17,103      7,206       7,206     21,625      14,111     14,111     42,143     26,421     26,421      78,539
     12      17,959      7,048       7,048     20,480      14,639     14,639     42,332     28,975     28,975      83,400
     13      18,857      6,892       6,892     19,397      15,184     15,184     42,521     31,770     31,770      88,561
     14      19,799      6,739       6,739     18,370      15,745     15,745     42,712     34,828     34,828      94,042
     15      20,789      6,587       6,587     17,398      16,324     16,324     42,904     38,171     38,171      99,862

     16      21,829      6,437       6,437     16,477      16,920     16,920     43,096     41,826     41,826     106,042
     17      22,920      6,289       6,289     15,605      17,533     17,533     43,289     45,819     45,819     112,605
     18      24,066      6,143       6,143     14,779      18,162     18,162     43,483     50,177     50,177     119,573
     19      25,270      5,998       5,998     13,997      18,808     18,808     43,678     54,930     54,930     126,973
     20      26,533      5,854       5,854     13,257      19,469     19,469     43,874     60,109     60,109     134,831

   @ 65      43,219      4,347       4,347      7,289      27,621     27,621     46,086    157,155    157,155     261,005

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.51% (includes average fund operating expenses of 1.01% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.


                                                                                                                         PAGE 1 OF 2
                                                                                                                    PREMIUM: $10,000
                                                                                                         TARGET FACE AMOUNT: $44,121
                                                                                                       MINIMUM FACE AMOUNT RIDER: $0
                                                                                     1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
FEMALE 35 NONSMOKER


                                           THE PHOENIX EDGE--A VARIABLE UNIVERSAL LIFE POLICY

                                                         ASSUMING CURRENT CHARGES


                                   CASH                               CASH                             CASH
           PREMIUM    ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER    DEATH
           ACCUM.      VALUE       VALUE     BENEFIT      VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  YEAR      @ 5%        @ 0%       @ 0%       @ 0%        @ 6%        @ 6%      @ 6%       @ 12%       @ 12%      @ 12%
--------  ---------  ----------  ---------  ---------  -----------  --------  ---------  ---------   ---------  ---------

      1      10,500      9,742       8,987     42,084      10,334      9,579     44,623     10,927     10,172      47,150
      2      11,025      9,487       8,816     39,920      10,682     10,011     45,093     11,947     11,276      50,546
      3      11,576      9,236       8,649     37,875      11,043     10,456     45,549     13,070     12,483      54,117
      4      12,155      8,989       8,486     35,941      11,418     10,915     45,992     14,305     13,802      57,878
      5      12,763      8,745       8,326     34,114      11,808     11,388     46,423     15,663     15,243      61,845

      6      13,401      8,500       8,164     32,369      12,204     11,869     46,818     17,145     16,810      65,998
      7      14,071      8,257       8,006     30,719      12,615     12,363     47,201     18,774     18,522      70,384
      8      14,775      8,008       7,840     29,123      13,023     12,855     47,517     20,534     20,366      74,931
      9      15,513      7,761       7,677     27,613      13,444     13,361     47,817     22,464     22,380      79,727
     10      16,289      7,519       7,519     26,186      13,880     13,880     48,106     24,580     24,580      84,797

     11      17,103      7,352       7,352     24,804      14,396     14,396     48,327     26,950     26,950      90,055
     12      17,959      7,188       7,188     23,491      14,928     14,928     48,544     29,544     29,544      95,629
     13      18,857      7,027       7,027     22,248      15,478     15,478     48,762     32,383     32,383     101,547
     14      19,799      6,868       6,868     21,070      16,045     16,045     48,980     35,488     35,488     107,831
     15      20,789      6,712       6,712     19,955      16,631     16,631     49,200     38,886     38,886     114,505

     16      21,829      6,559       6,559     18,900      17,236     17,236     49,423     42,602     42,602     121,597
     17      22,920      6,408       6,408     17,902      17,860     17,860     49,651     46,669     46,669     129,138
     18      24,066      6,260       6,260     16,958      18,505     18,505     49,884     51,117     51,117     137,161
     19      25,270      6,115       6,115     16,067      19,171     19,171     50,128     55,984     55,984     145,707
     20      26,533      5,972       5,972     15,225      19,859     19,859     50,378     61,306     61,306     154,804

   @ 65      43,219      4,527       4,527      8,385      28,761     28,761     53,006    163,624    163,624     300,164

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.51% (includes average fund operating expenses of 1.01% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.


                                                                                                                         PAGE 2 OF 2
                                                                                                                    PREMIUM: $10,000
                                                                                                         TARGET FACE AMOUNT: $44,121
                                                                                                       MINIMUM FACE AMOUNT RIDER: $0
                                                                                     1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
FEMALE 35 NONSMOKER


                                           THE PHOENIX EDGE--A VARIABLE UNIVERSAL LIFE POLICY

                                                         ASSUMING GUARANTEED CHARGES


                                   CASH                               CASH                             CASH
           PREMIUM    ACCOUNT    SURRENDER    DEATH      ACCOUNT    SURRENDER   DEATH     ACCOUNT    SURRENDER    DEATH
           ACCUM.      VALUE       VALUE     BENEFIT      VALUE      VALUE     BENEFIT     VALUE       VALUE     BENEFIT
  YEAR      @ 5%        @ 0%       @ 0%       @ 0%        @ 6%        @ 6%      @ 6%       @ 12%       @ 12%      @ 12%
--------  ---------  ----------  ---------  ---------  -----------  --------  ---------  ---------   ---------  ---------

      1      10,500      9,717       8,962     41,978      10,308      9,553     44,510     10,899     10,144      47,031
      2      11,025      9,438       8,767     39,708      10,627      9,956     44,854     11,885     11,214      50,279
      3      11,576      9,164       8,576     37,565      10,956     10,369     45,179     12,966     12,379      53,679
      4      12,155      8,893       8,390     35,542      11,295     10,792     45,485     14,150     13,647      57,243
      5      12,763      8,626       8,207     33,633      11,645     11,226     45,773     15,447     15,027      60,984

      6      13,401      8,362       8,027     31,830      12,006     11,671     46,046     16,866     16,531      64,915
      7      14,071      8,102       7,850     30,129      12,377     12,125     46,303     18,419     18,167      69,051
      8      14,775      7,845       7,677     28,522      12,759     12,591     46,546     20,118     19,950      73,407
      9      15,513      7,592       7,508     27,006      13,152     13,068     46,775     21,977     21,893      77,999
     10      16,289      7,342       7,342     25,574      13,557     13,557     46,992     24,011     24,011      82,843

     11      17,103      7,180       7,180     24,221      14,061     14,061     47,203     26,326     26,326      87,970
     12      17,959      7,020       7,020     22,939      14,581     14,581     47,414     28,860     29,860      93,414
     13      18,857      6,862       6,862     21,725      15,118     15,118     47,627     31,633     31,633      99,195
     14      19,799      6,707       6,707     20,575      15,672     15,672     47,840     34,666     34,666     105,334
     15      20,789      6,555       6,555     19,487      16,244     16,244     48,055     37,985     37,985     111,853

     16      21,829      6,404       6,404     18,455      16,833     16,833     48,270     41,613     41,613     118,775
     17      22,920      6,256       6,256     17,479      17,441     17,441     48,486     45,580     45,580     126,126
     18      24,066      6,110       6,110     16,554      18,067     18,067     48,704     49,913     49,913     133,931
     19      25,270      5,966       5,966     15,678      18,709     18,709     48,922     54,642     54,642     142,220
     20      26,533      5,824       5,824     14,848      19,370     19,370     49,141     59,805     59,805     151,021

   @ 65      43,219      4,408       4,408      8,164      28,008     28,008     51,620    159,364    159,364     292,349
    --------------------------------------------------------------------------------------------------------------------------

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.51% (includes average fund operating expenses of 1.01% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.


Assumes premium tax of 2.25%.